EXHIBIT 10.33
                       AMENDED AND RESTATED LOAN AGREEMENT
                       -----------------------------------

         THIS AMENDED AND RESTATED LOAN AGREEMENT (this "Amended Loan Agreement") is made effective for all purposes and in all respects as of the 10th day of May, 2000 by and between (i) BRANCH BANKING AND TRUST COMPANY ("Lender"), and (ii) SILVER DINER, INC., a Delaware corporation ("Borrower"), for itself and on behalf of the Affiliates (as hereinafter defined). (Borrower and the Affiliates are sometimes hereinafter referred to collectively as the "Borrower Parties".)

                                 R E C I T A L S
                                 - - - - - - - -

         A. Lender and Borrower entered into that certain Loan Agreement dated as of October 22, 1999 (the "Original Agreement") pursuant to which Lender agreed to make available to Borrower a credit facility in the principal amount of up to Three Million Dollars ($3,000,000.00) for Borrower to finance the site acquisition, development, construction and equipping of new "Silver Diner" restaurants. As of the date hereof, Borrower has not borrowed under the Original Agreement.

         B. Borrower and Lender have agreed to modify various requirements for borrowing applicable under the Original Agreement and have entered into this Amended Loan Agreement to set forth their understandings and agreements with respect to the Line of Credit and to restate in their entirety the terms and conditions applicable to the Line of Credit from and after the date hereof.


                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing Recitals, of the mutual promises herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Section 1.1   Definitions.  For the purposes of this Amended Loan
                   -----------
Agreement, the following terms shall have the meanings set forth below:

     "Affiliates" shall mean (i) Silver Diner Development, Inc., Silver Diner
      ----------
Potomac Mills, Inc., Silver Diner Limited Partnership, and (ii) any other entity that controls, is controlled by or under common control with Silver Diner, Inc. and which (A) presently owns any interest in any real or personal property used or occupied in the operation of the business of Borrower, or (B) hereafter acquires any interest in any real or personal property using proceeds of the Line of Credit, in whole or in part.

     "Assignments of Leases" shall mean the Assignments of Leasehold as
      ---------------------
Collateral from Borrower Parties to Lender with respect to the Leases for the Secured Projects and the Landlords'

Consents and Agreements attached thereto each of which shall be substantially in the form attached hereto as Attachment II subject to the provisions set forth in
Section 2.3 below.

         "Build-to-Suit Project" shall mean a New Project where substantially
          ---------------------
all of the cost of the land and construction of the improvements is paid by the landlord under the Lease relating to such New Project.

         "Business Day" shall mean any day other than a Saturday, Sunday or
          ------------
Federal holiday. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and such day(s) extension of time shall, in such case, be included in the calculation of interest payments.

         "Collateral" shall mean collectively all of the collateral provided as
          ----------
security to Lender pursuant to the terms of the Loan Documents, including without limitation, the Receivables; Other Intangibles; Equipment; Inventory; and, to the extent not included in the foregoing, all other personal property, whether tangible or intangible, and wherever located, including, but not limited to, the balance of every deposit account now or hereafter existing of the Borrower Parties with any bank and all monies of the Borrower Parties and all rights of the Borrower Parties to payment of money; and all books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral; and to the extent not otherwise included, all Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

         "Commitment Amount" shall have the meaning set forth in Section 2.1.
          -----------------

         "Debt Service" shall have the meaning given in Section 4.4.
          ------------

         "Debt Service Coverage Ratio" shall have the meaning given in Section
          ---------------------------
4.4.

         "Equipment" means all equipment now owned or hereafter acquired by the
          ---------
Borrower Parties, including all items of machinery, equipment, furnishings and fixtures of every kind, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

         "Event of Default" shall have the meaning given in Section 5.1 hereof.
          ----------------

         "Existing Projects" shall mean the existing Silver Diner restaurants
          -----------------
located and operated on the property leased under those Leases that are included on Exhibit A hereto as of the date of this Amended Loan Agreement. It is understood and agreed that "Existing Projects" excludes the Silver Diner restaurant located in Reston, Virginia (the "Reston Project").

         "Financing Statements" shall mean any financing statements filed to
          --------------------
perfect or to publicize Lender's security interest in the Collateral or any part thereof.

         "Hazardous Materials" shall mean and include petroleum, petroleum
          -------------------
products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, urea formaldehyde or any pollutant or toxic or hazardous waste or substance, regulated, prohibited, restricted, or controlled by any applicable Federal, state, county, or local statutes, laws, regulations, rules, ordinances or codes relating to environmental matters (the "Environmental Laws"), or any substance or material on any Project determined by a duly constituted authority to be capable of posing a risk to the health and safety or persons.

         "Interest Rate" means the variable per annum interest rate on the Line
          -------------
of Credit equal to the "Prime Rate" plus one-half of one percent (.50%). The Prime Rate is equal to the rate reported in The Wall Street Journal in its "Money Rates" column as the "Prime Rate" and, if more than one rate or a range of rates are reported as the "Prime Rate," the highest such rate, changing as and when such rate shall change. If The Wall Street Journal shall cease to publish the "Prime Rate," the "Prime Rate" shall mean that rate announced from time to time by the Lender as its Commercial Base Rate of Interest. The Borrower acknowledges and agrees that the "Prime Rate" and the Commercial Base Rate of Interest are references used by the Lender in determining interest rates on certain loans and lines of credit and are not intended to be the lowest rate of interest charged on any extension of credit to any customer. The Interest Rate shall change as and when the Prime Rate changes.

         "Inventory" means all inventory now owned or hereafter acquired by the
          ---------
Borrower Parties, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Borrower's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of the Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and (iv) all rights of the Borrower as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

         "Leases" shall mean any and all leases for real property entered into
          ------
by any Borrower Party in connection with the construction and operation of Silver Diner restaurants including without limitation, the Leases described on the Schedule of Leases attached hereto as Exhibit A, as the same may be hereafter amended.

         "Letter of Credit" shall have the meaning given in Section 2.2(b).
          ----------------

         "Letter of Credit Document" shall mean the Application for Irrevocable
          -------------------------
Letter of Credit to be executed and delivered by Borrower pursuant to Section 2.2(b) at or prior to the issuance of any Letter of Credit under this credit facility.

         "License" means, with respect to any Patent, any agreement granting any
          -------
right to practice any invention covered by any Patent and, with respect to any Trademark, any agreement granting any right to use any Trademark, and "Licenses" means all of such Licenses.

         "Line of Credit" shall mean the credit facility in the principal amount
          --------------
of up to $3,000,000.00 made available by Lender to Borrower as provided for in this Amended Loan Agreement and the other Loan Documents.

         "Loan Documents" shall mean this Agreement, the Notes, the Assignments
          --------------
of Lease, the Security Agreement, the Financing Statements, the Assignment of Life Insurance, the Letter of Credit Documents, if any, and any and all other documents executed by the Borrower Parties or any of them evidencing or securing the Line of Credit.

         "Material Adverse Effect" shall mean any material and adverse effect on
          -----------------------
(i) the Lender's rights with respect thereto, or (ii) the ability of Borrower to satisfy the Obligations, or (iii) the ability of any Borrower Party to conduct its operations in the ordinary course of business.

         "New Project" shall mean any Silver Diner restaurant constructed and
          -----------
operated or to be constructed and operated as a Silver Diner restaurant by any Borrower Party for which any Borrower Party enters into a Lease after the date hereof.

         "Note" or "Notes" shall mean the promissory notes from Borrower to the
          ----      -----
order of Lender evidencing borrowings under the Line of Credit, including without limitation, the Year 2000 Note, Year 2001 Note and Year 2002 Note. The Notes shall be substantially in the form attached hereto as Attachment I.

         "Obligations" shall mean (i) all amounts now or hereafter due and
          -----------
payable by the Borrower to the Lender on the Notes, (ii) all other obligations or liabilities now or hereafter payable by the Borrower pursuant to this Amended Loan Agreement, (iii) all obligations and liabilities now or hereafter payable by the Borrower under, arising out of or in connection with the Security Agreement or any other Loan Document and (iv) all other indebtedness, obligations and liabilities of the Borrower to the Lender, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, related or unrelated to the Line of Credit, similar or dissimilar to the indebtedness arising out of or in connection with this Amended Loan Agreement or of the same or a different class of indebtedness as the indebtedness arising out of or in connection with this Amended Loan Agreement, including, without limitation, any overdrafts in any deposit accounts maintained by the Borrower with the Lender, all obligations of the Borrower with respect to letters of credit, if any, issued by the Lender for the account of the Borrower, any indebtedness of the Borrower that is purchased by or assigned to the Lender and any indebtedness of the Borrower to any assignee of all or a portion of the Notes or any other obligation referred to in this definition.

         "Operating Cash Flow" shall have the meaning given in Section 4.4.
          -------------------

         "Other Intangibles" means all accounts receivable, contract rights,
          -----------------
documents, instruments, chattel paper, investment property, money and general intangibles now owned or hereafter acquired by the Borrower Parties including, without limitation, all customer lists, permits, federal and state tax refunds, reversionary interests in pension plan assets, Trademarks, Patents, Licenses, copyrights and other rights in intellectual property, other than Receivables.

         "Patent" means all letters patent of the United States or any other
          ------
country, and all applications for letters patent of the United States or any other country, in which the Borrower Parties may now or hereafter have any right, title or interest and all reissues, continuations, continuations-in-part or extensions thereof.

         "Pending Projects" shall mean the Silver Diner restaurants that as of
          ----------------
the date of this Amended Loan Agreement are under construction or are to be constructed and operated as Silver Diner restaurants by any Borrower Party under the leases that are identified as "Pending Projects" on Exhibit A hereto as of
                                                        ---------
the date of this Amended Loan Agreement.

         "Permitted Liens" shall mean: (a) liens or security interests of the
          ---------------
landlords under the Leases (including those arising under statutory or common law); (b) easements, rights of way, zoning and similar covenants, restrictions and encumbrances that may apply to the leasehold interest of any of the Borrower Parties; (c) liens for taxes, assessments or other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings effectively staying any action to foreclose any such lien; (d) liens of carriers, warehousemen, mechanics, materialmen or vendors incurred in the normal course of business remaining undischarged for not longer than 60 days from the filing thereof or being contested in good faith by appropriate proceedings effectively staying any action to foreclose any such lien; (e) liens incurred in the normal course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits; (f) liens arising from good faith deposits in connection with bids, tenders, statutory obligations, contracts (other than for borrowed funds); and (g) liens in favor of the Lender, provided that those liens described in clauses (a) and
(d) through (f) shall constitute Permitted Liens only if the same are fully subject and subordinate to the rights, liens, security and other interests of Lender under the Loan Documents, unless Lender shall specifically agree otherwise in writing.

         "Person" shall mean any individual, corporation, partnership, trust,
          ------
unincorporated association, joint venture, joint stock company or other entity.

         "Project" shall mean any New Project, Pending Project or Existing
          -------
Project and "Projects" shall mean collectively, all New Projects, Pending Projects and Existing Projects.

         "Proceeds" means all proceeds, including (i) whatever is received upon
          --------
any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Borrower Parties with respect to any of the Collateral,
(iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Borrower Parties against third parties for past, present or future infringement of any patent or for past, present or future infringement or dilution of any Trademark or for injury to the goodwill associated with any Trademark or for the breach of any License and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" means all accounts now or hereafter owing to the Borrower
          -----------
Parties, and all accounts receivable, contract rights, documents, instruments or chattel paper representing amounts payable or monies due or to become due to the Borrower Parties, arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise (whether or not earned by performance), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

         "Schedule of Leases" means Exhibit A hereto, as amended from time to
          ------------------
time, listing all Leases for all Projects. As of the date of this Amended Loan Agreement, the Schedule of Leases lists the Leases for Existing Projects and Pending Projects. The Schedule of Leases shall be amended to add Leases for New Projects as the same are entered into by any Borrower Party.

         "Secured Project" means those Existing Projects identified with an
          ---------------
asterisk on the Schedule of Leases and all New Projects, other than Build-to-Suit Projects. Certain of the Secured Projects are further differentiated as "Secured Projects - Maryland" to designate the three (3) Existing Projects located in Maryland (Laurel, Rockville and Towson) with respect to which Lender has agreed to waive or modify certain of the requirements of ARTICLE II hereof.

         "Trademark" means all right, title or interest which the Borrower
          ---------
Parties may now or hereafter have in any or all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registration and recordings thereof and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and all reissues, extensions or renewals thereof.

         "Unmatured Event of Default" shall mean any event or condition which
          --------------------------
with passage of time or giving of notice or both would become or create an Event of Default.

         "Year 2000 Draw Down Requirement" shall have the meaning set forth in
          -------------------------------
Section 2.2(a)(i)(B).

         "Year 2000 Drawn Amount" shall have the meaning set forth in Section
          ----------------------
2.2(a)(i)(B).

         "Year 2000 Note" shall have the meaning set forth in Section
          --------------
2.2(a)(i)(A).

         "Year 2000 Reduction Amount" shall have the meaning set forth in
          --------------------------
Section 2.2(a)(i)(A).

         "Year 2001 Draw Down Requirement" shall have the meaning set forth in
          -------------------------------
Section 2.2(a)(ii)(B).

         "Year 2001 Drawn Amount" shall have the meaning set forth in Section
          ----------------------
2.2(a)(ii)(B).

         "Year 2001 Note" shall have the meaning set forth in Section
          --------------
2.2(a)(ii)(A).

         "Year 2001 Reduction Amount" shall have the meaning set forth in
          --------------------------
Section 2.2(a)(ii)(B).

         "Year 2002 Note" shall have the meaning set forth in Section
          --------------
2.2(a)(iii)(A).


                                  ARTICLE II.
                              THE LINE OF CREDIT
                              ------------------

Section 2.1    Commitment. On the terms and subject to the conditions of this
               ----------
Amended Loan Agreement, Lender agrees to make available to Borrower a credit facility in the maximum principal amount outstanding at any time of $3,000,000.00 (the "Commitment Amount") to be advanced and readvanced upon the terms and conditions herein set forth. Borrower shall pay Lender a commitment fee of $15,000 (the "Commitment Fee") which amount is fully earned and non-refundable as of the date hereof. Borrower shall pay one-half of the Commitment Fee to Lender on or before the date of this Amended Loan Agreement and shall pay the other one-half on or before the date on which Lender makes the first disbursement of funds under the Line of Credit (in which event, Lender may net the fee from the disbursement) or issues any Letter of Credit hereunder. Borrower's failure to satisfy any condition to disbursement or failure to request any disbursement under the Line of Credit shall not relieve Borrower of its obligation to pay the Commitment Fee. If not sooner paid, the Commitment Fee shall in all events be due and payable in full on December 31, 2000.

Section 2.2    Line of Credit Terms.
               --------------------

        (a) Borrower may draw funds under the Line of Credit in accordance with this ARTICLE II. Amounts drawn shall be evidenced by the Notes as described below, shall bear interest at the Interest Rate and be payable as set below, and, except as otherwise set forth herein, may be prepaid, in whole or in part, at any time without premium or penalty.

               (i)      Year 2000 Draws

                        (A) All amounts drawn under the Line of Credit during calendar year 2000 shall be evidenced by a single promissory note (the "Year 2000 Note"). The Year 2000 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2001. Commencing on January 1, 2002 and on the first day of each subsequent month through December 1, 2007, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2000 Note as of December 31, 2001, plus accrued interest. All principal, interest and other amounts due under the Year 2000 Note shall be due and payable in full on December 31, 2007.

                        (B) On or prior to December 31, 2000, Borrower shall have satisfied all of the conditions to advances as set forth herein and shall have drawn down not less than $1,000,000.00 under the Line of Credit less the amount (not to exceed $500,000.00) of any Letters of Credit issued and unfunded as of December 31, 2000 (the "Year 2000 Draw Down Requirement"). In the event Borrower has not met the Year 2000 Draw Down Requirement, Lender may elect to reduce permanently the amount available to Borrower under the Line of Credit by an amount (the "Year 2000 Reduction Amount") equal to $1,000,000.00 less the Year

2000 Drawn Amount (hereinafter defined). The "Year 2000 Drawn Amount" shall equal the outstanding principal of the Year 2000 Note on December 31, 2000. Lender's election to reduce the Commitment Amount by the Year 2000 Reduction Amount must be made, if at all, by written notice to Borrower no later than January 20, 2001.

                     (ii)    Year 2001 Draws

                             (A)   All amounts drawn under the Line of Credit
during calendar year 2001 shall be evidenced by a single promissory note (the "Year 2001 Note"). The Year 2001 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2002. Commencing on January 1, 2003 and on the first day of each subsequent month through December 1, 2008, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2001 Note as of December 31, 2002, plus accrued interest. All principal, interest and other amounts due under the Year 2001 Note shall be due and payable in full on December 31, 2008.

                              (B)  On or prior to December 31, 2001, Borrower
shall have drawn down not less than $2,000,000.00 under the Line of Credit, less
(1) the amount (not to exceed $500,000.00) of any Letters of Credit issued and unfunded as of December 31, 2001 and (2) the Year 2000 Reduction Amount, if any (the "Year 2001 Draw Down Requirement"). In the event Borrower has not met the Year 2001 Draw Down Requirement, Lender may elect to reduce permanently the amount available to Borrower under the Line of Credit by an amount (the "Year 2001 Reduction Amount") equal to the Year 2001 Draw Down Requirement less the Year 2001 Drawn Amount (hereinafter defined). The Year 2001 Drawn Amount shall equal the outstanding principal of the Year 2000 Note on December 31, 2000 plus the outstanding principal of the Year 2001 Note on December 31, 2001. Lender's election to reduce the Commitment Amount by the Year 2001 Reduction Amount must be made, if at all, by written notice to Borrower no later than January 20, 2002.

                     (iii)    Year 2002 Draws

                              (A)   All amounts drawn under the Line of Credit
during calendar year 2002 shall be evidenced by a single promissory note (the "Year 2002 Note"). The Year 2002 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2003. Commencing on January 1, 2004 and on the first day of each subsequent month through December 1, 2009, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2002 Note as of December 31, 2003, plus accrued interest. All principal, interest and other amounts due under the Year 2002 Note shall be due and payable in full on December 31, 2009.

                              (B)   During calendar year 2002 Borrower may draw
down under the Line of Credit up to $3,000,000 less (1) the Year 2001 Drawn Amount; (2) the amount of any outstanding issued and unfunded Letters of Credit;
(3) the Year 2000 Reduction Amount, if any; and (4) the Year 2001 Reduction Amount, if any.

                     (iv) During each calendar year 2000, 2001 and 2002, Borrower may repay and reborrow the principal amounts borrowed in that year, only. As of December 31 of each calendar year, the principal balance outstanding under the Note for that year's borrowing may not be reborrowed if thereafter repaid.

                     (v) Lender's election to reduce the Commitment Amount by the Year 2000 Reduction Amount or the Year 2001 Reduction Amount is without prejudice to any right or remedy Lender may have for a default of Borrower, including without limitation, a default arising from Borrower's failure to satisfy conditions to advances. It is understood, however, that neither Borrower's mere failure to satisfy one or more of the conditions precedent to advances set forth in Section 2.4 where such failure is not otherwise a default hereunder, nor Borrower's mere failure to satisfy the Draw Down Requirement for any year shall, of itself, constitute a default under the Loan Documents.

               (b) Upon the request of Borrower and the satisfaction of the requirements of this Amended Loan Agreement, Lender agrees to issue one or more standby letters of credit (each a "Letter of Credit") for the account of Borrower to support Borrower's leasing requirements or other business purposes agreed to by Lender in its reasonable discretion, provided however that, by way of example and not limitation, Lender will not agree to issue any Letter of Credit for purposes of credit enhancement in connection with loans or extension of credit to any Borrower Party by other lenders nor to issue any Letter of Credit or permit any other borrowing hereunder which will cause the Commitment Amount to be exceeded at any time; however, if an unfunded Letter of Credit expires or is cancelled at a time when draws are otherwise still permitted hereunder, then Borrower may reborrow (or request Letters of Credit as to) the principal amount made available by expiration or cancellation of such Letter of Credit.

                     (i) The commitment to issue Letters of Credit shall, unless earlier terminated in accordance with this Amended Loan Agreement, expire on December 31, 2002. Any Letter of Credit issued: (a) in calendar year 2000 shall expire no later than December 31, 2007; (b) in calendar year 2001 shall expire no later than December 31, 2008; and (c) in calendar year 2002 shall expire no later than December 31, 2009.

                     (ii) At or prior to the issuance of any Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall execute and deliver to Lender an Application for Irrevocable Letter of Credit substantially in the form attached hereto as Attachment V, with applicable information filled in (the "Letter of Credit Document").

                     (iii) Each Letter of Credit shall be in form and substance, and in favor of beneficiaries, satisfactory to Lender. Lender may refuse to issue any Letter of Credit for commercially reasonable considerations, including without limitation, the nature or terms of the transaction or the proposed beneficiary of the Letter of Credit, or in connection with any transaction where Lender, due to the beneficiary or the nationality or residence of the beneficiary, would be prohibited by any applicable law, regulation or order from issuing such Letter of Credit.

                     (iv) Borrower shall pay all fees, commissions, costs and out-of-pocket expenses charged or incurred by Lender in connection with any Letter of Credit requested by Borrower and all amounts required under the Letter of Credit Documents executed, including without limitation, an annual, non-refundable letter of credit fee of one percent (1%) of the amount of any Letter of Credit issued, payable upon issuance and upon each annual renewal therafter.

                     (v) Upon the occurrence of any Event of Default, Lender may, at its sole and absolute discretion and in addition to any and all other remedies available to it under this Amended Loan Agreement, the Loan Documents or otherwise, require Borrower to pay immediately to Lender, for application against any future draws under any Letters of Credit, the full unfunded amount of all issued and outstanding Letters of Credit. Any portion of the amount paid to Lender that is not applied to satisfy the reimbursement obligations of Borrower for draws under any Letters of Credit or any other obligations of Borrower to the Lender, shall be repaid promptly to Borrower without interest.

                     (vi) Borrower shall, upon Lender's request, promptly pay to and reimburse Lender for all costs incurred and payments made by Lender by reason of any future assessment, reserve, deposit or similar requirement or any surcharge, tax or fee imposed upon Lender as a result of Lender's compliance with any directive or requirement of any regulatory authority pertaining or relating to any Letter of Credit.

     Section 2.3     Security for the Line of Credit.
                     --------------------------------

             (a) The Line of Credit will be secured (1) by a continuing first priority lien and security interest in all of the Borrower Parties' personal property whether now owned or hereafter acquired, including without limitation, all Inventory, Equipment, Receivables and Other Intangibles and all of the Borrower Parties' other personal property located at or used in connection with any and all Secured Projects and the Pending Project in Virginia Beach, Virginia pursuant to one or more Security Agreements substantially in the form attached hereto as Attachment III, and (2) by Assignments of Leases with respect to all Secured Projects, other than the Secured Projects - Maryland, subject to the provisions of Section 2.3(b), (c) and (d) below. The Collateral shall stand as one general continuing collateral security for all Obligations and may be retained as security by Lender until all Obligations have been satisfied in full at which time the Collateral shall be deemed automatically released by Lender.

             (b) Notwithstanding the foregoing, Lender acknowledges that the Collateral described in clause (a)(1) of the foregoing Section 2.3(a) located at the Secured Projects - Maryland is or may be subject to existing consensual, statutory or common law liens or rights of the landlords under the Leases for such projects and that the Borrower Parties have been unable to obtain Landlords' Consents and Agreements subordinating such liens to Lender's rights and security interest under the Loan Documents. With respect to the Secured Projects - Maryland, Lender agrees that those rights and liens existing as of the date hereof in favor of the landlords under the Leases for such Secured Projects - Maryland shall be deemed Permitted Liens, notwithstanding that they are or may be superior to Lender's rights and security interests under the Loan Documents. Lender further agrees that in the event any of the Borrower Parties as tenant under a Lease for a Secured Project - Maryland receives a written notice of default from the landlord asserting that the grant to the Lender of a security interest in the Collateral at such Secured Project - Maryland and/or the filing of a UCC financing statement by the Lender with respect to such Collateral was or is a breach of or default under the Lease, the Lender, as promptly as possible, but no later than five (5) days after receipt of the Borrower's request (with a copy of the written notice of default from the landlord), shall execute and deliver to the relevant

Borrower Party a release of such security interest and a UCC termination statement with respect thereto, prepared and filed, as applicable, by the Borrower Party, at Borrower Party's sole cost and expense.

            (c) All New Projects, other than Build-to-Suit Projects, shall be Secured Projects for which a Security Agreement and an Assignment of Lease are required; provided, however that with respect to a Secured Project located within a shopping mall, Borrower shall use reasonable efforts to obtain the consent of the landlord to an Assignment of Lease, but if Borrower is unable after reasonable efforts to do so, the requirement that such New Project be a Secured Project is waived. The Schedule of Leases attached hereto as Exhibit A identifies each parcel of real property presently leased by the Borrower Parties with respect to Existing Projects and Pending Projects. The Borrower Parties shall deliver legal descriptions for each New Project as soon as practicable after a location is identified and a lease is signed, and each such New Project shall be added to the Schedule of Leases and, if applicable, designated as a Secured Project by asterisk.

            (d) The Assignments of Lease and Landlord's Consent and Agreement attached thereto (1) may vary somewhat with respect to each Lease, (2) will be subject to restrictions contained in the particular Lease, and (3) must be satisfactory to Lender, in Lender's reasonable judgment.

     Section 2.4  Conditions Precedent to Advances.
                  --------------------------------

             (a) Prior to the first disbursement of funds under the Line of Credit, Lender shall have received the following, each in form and substance required by the terms of this Amended Loan Agreement or otherwise reasonably satisfactory to Lender and its counsel in all respects:

                  (i) Assignments of Lease (including Landlord's Consents and Agreements) for no fewer than five (5) of the Secured Projects;

                  (ii) Security Agreement for each Secured Project (including the Secured Projects- Maryland) and the Pending Project in Virginia Beach, substantially in the form attached hereto as Attachment III;

                  (iii) Financing Statements in the form attached hereto as Attachment IV for filing in each jurisdiction in which a Secured Project (including the Secured Projects - Maryland) and the Pending Project in Virginia Beach is located;

                  (iv) Assignment of Life Insurance with respect to the $2,000,000 "key-man" life insurance policy on the life of Robert T. Giaimo;

                  (v) Evidence that all Collateral related to the Secured Projects (including the Secured Projects - Maryland) and the Pending Project in Virginia Beach is owned by the Borrower Parties, as applicable, free of all liens, claims and encumbrances, other than Permitted Liens, including recent Uniform Commercial Code searches in the state of each Borrower Party's principal place of business and in each county and state in which such projects are located as Lender may reasonably require;

                  (vi) Evidence that Borrower is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, including a certified copy of Borrower's Articles of Incorporation and Bylaws and recent good standing certificate;

                  (vii) Evidence that all required corporate (or partnership) action has been taken to authorize the Borrower Parties to enter into and consummate the transactions contemplated by the Loan Documents;

                  (viii)  Complete copies of each of the Leases;

                  (ix) Evidence of casualty and liability insurance with respect to each Existing Project in such amounts and against such perils as are satisfactory to Lender, in its reasonable discretion, which policies shall name Lender as an insured, additional insured and loss payee and/or lienholder, as Lender may specify;

                  (x) A copy of a survey, site plan or plat for each of the Existing Projects, to the extent in existence and in the Borrower Parties' possession or obtainable by the Borrower Parties from their construction consultants employed on such Existing Projects with the exercise of reasonable diligence;

                  (xi) Copies of all required certificates of occupancy, permits and licenses with respect to the Existing Projects and the operations thereof to the extent provided to the Borrower Parties;

                  (xii)   Opinion of counsel reasonably satisfactory to Lender;
and

                  (xiii) Such other information, documents or otherwise as Lender may reasonably request.

            (b) As of the date hereof, Borrower has not obtained and delivered a Landlord's Consent and Agreement from the landlord under the Lease for the Tyson's Corner, Virginia location and notwithstanding that the conditions of
Section 2.3(a) and Section 2.4(a)(v)have not been fully met, Lender has agreed to fund the first advance under the Line of Credit provided that Borrower shall use its best efforts to obtain from the landlord under the Tyson's Corner Lease a lien subordination in favor of Lender as required by the terms of such Lease and shall deliver an executed subordination agreement to Lender within 60 days from the date of the first disbursement of funds under the Line of Credit and, until such time, Lender acknowledges that such liens and interests of landlord shall be deemed Permitted Liens notwithstanding that they may be prior or superior to the rights and interests of Lender under the Loan Documents. Lender further acknowledges the terms of the Tyson's Corner Lease relating to Tenant's right to collaterally assign, mortgage or encumber its leasehold interest thereunder and agrees that Borrower may satisfy the condition of Section 2.4(c)(i) below by executing and delivering, in lieu of the Assignment of Lease required pursuant to Section 2.3(a), a leasehold mortgage in the form attached hereto as Attachment II-A and which otherwise satisfies the requirements of
Article 29 of the Tyson's Corner Lease. Prior to any further advances under the Line of Credit after the first advance, Borrower shall have delivered either an Assignment of Lease and Landlord's Consent as contemplated by Section 2.4(c)(i) below or shall have executed and delivered the leasehold mortgage described in the preceding sentence and shall have paid all recordation taxes and other governmental charges required to permit Lender to record such leasehold mortgage in the land records of Fairfax County, Virginia. Borrower shall use diligent efforts to cause the landlord under the Tyson's Corner Lease to comply with its obligations under said Lease relating to Tenant's grant to Lender of the rights, liens and security interests on the Collateral and the Leases under the Loan Documents

          (c) The amount available to Borrower under the Line of Credit is at all times subject to the additional limitations set forth in this Section 2.4(b) and, in the event of any conflict between this section and any other provision of this Amended Loan Agreement, this Section 2.4(b) shall control. For purposes of the limitations set forth in this Section 2.4(b), the principal outstanding under the Line of Credit from time to time means the aggregate of (x) unpaid principal of the Notes, (y) the amount of all issued and unfunded Letters of Credit, and (z) amounts funded and unreimbursed under any Letter of Credit Documents.

               (i) Until such time as Borrower has delivered Assignments of Leases for all seven (7) of the Secured Projects (excluding the Secured Project-Maryland) identified on Exhibit A as of the date hereof and Borrower has opened one Pending Project or New Project for business to the public, the principal outstanding under the Line of Credit may not exceed $1,500,000 with not more than $1,000,000 of such amount representing funded principal and $500,000 representing issued and unfunded Letters of Credit; and

               (ii) Until such time as the requirements of (i) above have been satisfied and Borrower has opened a second Pending Project or New Project for business to the public, the principal outstanding under the Line of Credit may not exceed $2,000,000.

               (iii) Until such time as Borrower has delivered an Assignment of Lease (if required), a Security Agreement (if required), and Financing Statements (if required) with respect to any New Project which is a Secured Project, Borrower may not borrow additional amounts under the Line of Credit over the principal outstanding as of the date on which the Lease for such New Project was executed.

                                 ARTICLE III.
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     To induce Lender to enter into this Amended Loan Agreement, Borrower for itself and on behalf of each Affiliate, hereby represents and warrants to Lender (each representation and warranty herein being given as of the date of this Amended Loan Agreement shall be deemed repeated and reaffirmed on the date of each advance of funds by Lender, except that Section 3.3 below is a representation of Borrower only, which shall be given as of the date hereof and deemed repeated and reaffirmed on the date of each advance by Lender at which time Borrower shall update Exhibit B to disclose any litigation pending or threatened since the prior disclosure), as follows:

     Section 3.1   Execution and Performance. The execution, delivery and
                   -------------------------
performance by the Borrower Parties of each of the Loan Documents (i) are within the Borrower Parties' powers, (ii) have been authorized by all necessary corporate or partnership action, (iii) and to Borrower's knowledge, do not contravene any contractual restriction binding on or affecting it.

     Section 3.2   Approvals. To Borrower's knowledge, no authorization, consent
                   ---------
or approval or other action by, and no notice to or registration or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower Parties under any of the Loan Documents.

     Section 3.3   Litigation. There is no litigation, legal, administrative or
                   ----------
arbitration proceeding, investigation or other action of any nature pending or, to the best of Borrower's knowledge, threatened against or affecting the Borrower Parties, except as disclosed on Exhibit B attached hereto and made a part hereof.

     Section 3.4    Disclosure. No representation by the Borrower in this
                    ----------
Amended Loan Agreement, and no exhibit, schedule or certificate furnished or to be furnished hereto contains an untrue statement of a material fact, or omits to state a material fact necessary to be stated therein to make the statements contained therein not materially misleading.

     Section 3.5   Representations Regarding Leases. Borrower represents and
                   --------------------------------
warrants that: (i) each of the Leases listed on Exhibit A is in full force and effect, (ii) none of those Leases has been amended or modified in any manner other than as set forth on Exhibit A, (iii) to Borrower's knowledge, no party to any of such Leases is in default beyond applicable notice and cure periods under the terms thereof, nor does any condition exist which, with the passage of time or the giving of notice would constitute a material default thereunder; (iv) the Borrower Parties' interests in those Leases have not been assigned in any manner except to Lender; and (v) the Borrower Parties have and shall enforce all of the material terms and provisions of such Leases.

                                  ARTICLE IV.
                             COVENANTS OF BORROWER
                             ---------------------

     Section 4.1   Compliance with Laws, Agreements, Etc. The Borrower Parties
                   -------------------------------------
shall comply (a) in all respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same becomes delinquent all taxes, assessments and governmental charges imposed upon it or upon its property, except that they need not pay any tax, assessment or governmental charge or perform or comply with any other obligation during the pendency of any contest they conduct in good faith by appropriate means or proceedings, and (b) with all the Loan Documents and the terms of the Leases.

     Section 4.2   No Further Borrowing. The Borrower Parties shall not borrow
                   --------------------
money or incur additional indebtedness other than (i) trade debt in the normal course of business or (ii) indebtedness, secured or unsecured, in excess of $250,000 annually, without Lender's prior written consent.

     Section 4.3   Liens and Encumbrances. Legal or equitable title to the
                   ----------------------
Collateral shall not change, nor shall any of the Collateral be transferred or further encumbered, except for Permitted Liens, by any means without Lender's prior written consent, which may be granted or denied in Lender's sole and absolute discretion provided, however, that Collateral in the nature of Inventory may be sold in the normal course of business and Collateral in the nature of Equipment may be sold, transferred or disposed of so long as it is replaced with Equipment of substantially equivalent utility and value and such replacement Equipment is subject to Lender's first-priority security interest under the Loan Documents.

     Section 4.4   Debt Service Coverage Ratio.
                   ---------------------------

             (a) Borrower shall maintain quarterly Operating Cash Flow in an amount which results in a Debt Service Coverage Ratio of 1.3:1. As used herein, "Operating Cash Flow" shall mean net income plus depreciation, amortization, deferred rent, "pre-opening" expenses, interest expenses and other non-cash expenses as reasonably determined by Lender. "Debt Service" shall be the amount necessary to pay principal and interest due on an amount equal to the principal outstanding under the Note(s) amortized on a straight line basis over six (6) years, using the Interest Rate in effect as of the end of the quarter for which such calculation is being made. The "Debt Service Coverage Ratio" shall be the result obtained by dividing the Operating Cash Flow as of the end of the measured quarter by the Debt Service amount which result shall at all times equal 1.3 or greater. For purposes of this Section 4.4, a quarter shall mean the calendar periods defined or referred to as quarters in Borrower's Form 10-K and/or Form 10-Q reports filed with the Securities and Exchange Commission.

             (b) If Borrower fails to meet the required Debt Service Coverage Ratio for the first or second quarter of any year but does meet a 1.3:1 Debt Service Coverage Ratio using Operating Cash Flow and Debt Service for the twelve (12) month period consisting of the measured quarter and the immediately preceding three (3) quarters (the "Annualized DSC Ratio"), Lender agrees not to suspend funding under the Line of Credit during the quarter immediately following the measured quarter, provided however, that the additional amount that Borrower may borrow under the Line of Credit (determined in accordance with Section 2.4(b)) may not exceed $1,000,000 until Borrower has achieved the Debt Service Coverage Ratio required by Section 4.4(a) above. Borrower's failure to meet the Debt Service Coverage Ratio for the first or second quarter of any year shall not be a default under the Loan Documents if Borrower meets the Annualized DSC Ratio.

             (c) Neither Borrower's failure to maintain the Debt Service Coverage Ratio for any quarter nor its failure to meet the Annualized DSC Ratio for the first or second quarter of any year shall be a default under the Loan Documents if, during the immediately succeeding quarter, Borrower achieves a material improvement in the Debt Service Coverage Ratio and demonstrates a reasonable prospect of achieving the Debt Service Coverage Ratio by the beginning of the next quarter.

     Section 4.5   Reporting Requirements. Borrower shall furnish to Lender: (i)
                   ----------------------
promptly and in any event within ten (10) days after the commencement thereof, notice of any action or proceeding before any court, governmental agency or arbitrator that may have a Material Adverse Effect; (ii) promptly and in any event within ten (10) days of Borrower's knowledge after the occurrence of any Event of Default or Unmatured Event of Default, a statement setting forth the details of such Event of Default or Unmatured Event of Default and the action which Borrower proposes to take to cure the same; and (iii) promptly and in any event within ten (10) days after notice thereof, upon the occurrence of any default by any party under the terms of the Lease, a statement describing such event.

     Section 4.6    Books and Records. The Borrower Parties shall keep and
                    -----------------
maintain at their own cost and expense satisfactory and complete books of account and records of their respective businesses and allow Lender, or its representatives, upon reasonable prior notice, to inspect such books and records and make extracts and/or copies from the books, records, journals, orders, notices and correspondence or other data relating to the Borrower Parties.

     Section 4.7    Further Assurances. The Borrower Parties shall execute and
                    ------------------
deliver such further documents, financing statements, agreements and instruments as may be necessary or appropriate, in Lender's reasonable discretion, to carry out the purposes of this Amended Loan Agreement and the Loan Documents or to protect and enforce the validity and priority of the security interests granted pursuant to the Loan Documents.

     Section 4.8    Attorneys' Fees and Recordation Costs. Borrower shall be
                    -------------------------------------
responsible for the payment of all reasonable attorneys' fees, costs and expenses incurred by Lender in making and securing the Line of Credit and enforcing its rights under the Loan Documents. Additionally, Borrower shall be responsible for the payment of all recordation fees and taxes which may be incurred in recording any of the Loan Documents, including the Financing Statements, or any other documents or further assurances subsequent to the date hereof.

     Section 4.9    Insurance. At all times prior to the full repayment of all
                    ---------
amounts owing to Lender and the expiration or termination of the Line of Credit, Borrower Parties shall maintain and keep in full force and effect public liability insurance, comprehensive "all-risk" property insurance, business interruption insurance and such other policies of insurance as Lender may from time to time prescribe. All such policies of insurance shall be with companies and in amounts reasonably satisfactory to Lender, shall name Lender as a loss-payee or additional insured party (as Lender may require) and shall not be modified or cancelled without at least thirty (30) days' written notice to Lender.

     Section 4.10   Financial Statements. Borrower shall provide quarterly
                    --------------------
financial statements to Lender within ninety (90) days after the end of each quarter during the term hereof, showing sales for each Project, together with comparisons for the same quarter of the prior year, which statements shall be in a form reasonably acceptable to Lender. Not later than ninety (90) days after the end of each fiscal year during the term hereof, Borrower shall provide to Lender annual financial statements for the Borrower Parties prepared in accordance with generally accepted accounting principles and audited by a certified public accountant, which statements shall be in a form reasonably acceptable to Lender be certified by an independent CPA as true and correct and shall be in the same form as the financial statements previously submitted to Lender and copies of any federal tax return filed by them within thirty (30) days of such filing. Borrower shall also provide Lender within ten (10) days of such filing, copies of any federal tax return filed on behalf of the Borrower Parties.

     Section 4.11   Use of Proceeds. Borrower agrees that, upon receipt of the
                    ---------------
same, all proceeds of advances under the Line of Credit shall be used solely by the Borrower Parties for their business.

     Section 4.12   Place of Business. None of the Borrower Parties shall change
                    -----------------
the location of (i) its places of business, (ii) its chief executive office and principal place of business, or (iii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location set forth in Schedule 1 or 2 of the Security Agreement unless, prior to such change, it notifies Lender in writing of such change.

     Section 4.13   Leases for New Projects. Borrower agrees that, within ten
                    -----------------------
(10) days after any Borrower Party executes a Lease for a New Project, Borrower shall deliver a true, correct and complete copy of such Lease to Lender and further that, within thirty (30) days after the execution of such Lease, Borrower shall deliver to Lender a good faith estimate of the date on which such New Project will open for business to the public, together with an estimated budget for the construction and equipping of such New Project divided into the following categories: (a) cost of leasehold improvements and (b) costs of furniture, fixtures and equipment. The Borrower Parties further covenant (i) to perform their respective obligations under each Lease; (ii) not to cancel, terminate or surrender any Lease nor, without Lender's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, amend or modify any Lease; (iii) to enforce all material terms and provisions of the Leases; and (iv) not to further assign or encumber any of the Leases or any of the Borrower Parties' respective interests therein.

                                  ARTICLE V.
                               EVENTS OF DEFAULT
                               -----------------

     Section 5.1    Events of Default. Borrower shall be in default under the
                    -----------------
Line of Credit and this Amended Loan Agreement if any of the following events shall occur:

             (a) Borrower's failure to pay any principal, interest or other fees or monetary charges within ten (10) days as and when due under the Note or any of the other Loan Documents;

             (b)    Except as otherwise may specifically be set forth in Section
4.4 or this Section 5.1, Borrower's or any Borrower Party's failure to fulfill any of its non-monetary Obligations under the Loan Documents or any of them, as and when required, and such failure continues more than thirty (30) days following Borrower's receipt of notice from Lender of such failure; provided, that if such default is of a nature that is not susceptible to cure within such thirty (30)-day period, Borrower shall have additional reasonable time to cure such default, so long as such party initiates such cure within the original thirty (30)-day period and diligently and continuously prosecutes such cure to completion;

             (c) Any representation or warranty made by Borrower hereunder or under or in connection with the Line of Credit or any of the Loan Documents shall prove to have been incorrect in any material respect;

             (d) Borrower or any Borrower Party shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or any Borrower Party and, with respect to an involuntary proceeding remains undischarged after sixty (60) days following institution thereof, seeking to adjudicate it/them bankrupt or insolvent, or seeking liquidation, winding up, or composition of its/their assets or it/them or its/their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its/their property; or Borrower or Borrower Party shall take any corporate action to authorize any of the actions set forth above in this Section 5.1(d);

          (e) If Lender reasonably determines there has been any Material Adverse Effect on the financial condition of Borrower or Borrower Party prior to the first disbursement of the Line of Credit proceeds;

          (f) The Loan Documents shall for any reason cease to create valid perfected security interests contemplated therein with the priority set forth in the applicable Loan Document and such failure is not cured within ten (10) days after written notice thereof from Lender;

          (g) Any material provision of any of the Loan Documents after delivery thereof shall for any reason cease to be valid and binding on any of the parties thereto, or any of the parties thereto shall so state in writing and such invalidity is not cured within ten (10) days after written notice from Lender;

          (h) The occurrence of any default beyond the applicable notice and cure period on the part of the Borrower Party under the terms of any Lease; provided, however, this provision shall not limit Lender's rights as set forth in the Assignment of Lease;

          (i) If final judgment for the payment of money in excess of Fifty Thousand Dollars ($50,000) shall be rendered against Borrower or any Borrower Party and if such party shall not discharge the same or cause it to be discharged within thirty (30) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution pending the disposition of such appeal; or

          (j) If a Lease is modified or amended without the prior written consent of Lender, which consent shall not unreasonably be withheld, conditioned or delayed.

     Section   5.2 Remedies. If any Event of Default shall occur then Lender
                   --------
may, by notice to Borrower, declare the Note, all interest thereon and principal and other amounts due thereunder and all other amounts payable under the other Loan Documents, to be forthwith due and payable, whereupon the Note, all such interest and principal and other amounts due thereunder and all such other Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. The foregoing remedies shall be in addition to all other rights and remedies which may be available to Lender at law or in equity or arising under any agreement between Borrower and Lender, including, but not limited to, the other Loan Documents or any of them. No failure by Lender to insist upon the strict performance of any term in the Loan Documents or to exercise any right, remedy, power or privilege provided in the Loan Documents or by statute, at law, in equity or otherwise, nor delay therein, shall constitute a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The waiver of a default hereunder shall not affect or alter this Amended Loan Agreement or the Loan Documents, which shall continue in full force and effect. All remedies provided in this Amended Loan Agreement or the Loan Documents are distinct and cumulative to any other right or remedy available under this Amended Loan Agreement or the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

                                  ARTICLE VI.
                             ENVIRONMENTAL MATTERS
                             ---------------------

     Section 6.1    Environmental Covenants. Borrower covenants that (i) the
                    -----------------------
Projects are and shall be kept free of all Hazardous Materials and that the Borrower Parties shall not generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, reduce or process Hazardous Materials nor sell, cause or permit the installment of Hazardous Materials in, on, over or under the Projects or a release of Hazardous Materials onto or from the Projects or suffer the presence of Hazardous Materials in, on, over or under the Projects; (ii) the Borrower Parties shall comply with, and assure compliance by all other parties with, all applicable Environmental Laws relating to or affecting the Projects, and the Borrower Parties shall keep the Projects free and clear of liens imposed pursuant to any applicable Environmental Laws, all at Borrower's sole cost and expense; (iii) the Borrower Parties shall obtain and shall at all times continue to obtain and/or maintain all licenses, permits and/or other governmental or regulatory actions necessary to comply with all applicable Environmental Laws (the "Permits") and the Borrower Parties are and will continue to be and at all times will remain in full compliance with the terms and provisions of the Permits; (iv) Borrower shall immediately give Lender oral and written notice in the event that the Borrower Parties receive any notice from any governmental agency, entity or any other party with regard to Hazardous Materials on, from or affecting the Projects; and (v) Borrower shall conduct and complete all investigations, studies, sampling, testing and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Projects in accordance with all applicable Environmental Laws.

     Section 6.2    Environmental Indemnity. Borrower hereby agrees to
                    -----------------------
indemnify, defend and hold harmless Lender from and against any and all liens, demands, defenses, suits, proceedings, disbursements, liabilities, losses, litigation, judgments, obligations, penalties, injuries, costs, expenses (including, without limitation, attorneys' and experts' fees) and claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against, Lender and/or the Projects for, with respect to, or as a direct or indirect result of: (i) the presence in, on, over or under or the escape, seepage, leakage, spillage, discharge, emission or release on or from the Projects of any Hazardous Materials regardless of quantity and regardless of whether or not caused by or within the control of the Borrower Parties; (ii) the violation of any Environmental Law relating to or affecting the Projects or the Borrower Parties, whether or not caused by or within the control of the Borrower Parties;
(iii) the failure of the Borrower Parties to comply fully with the terms and the provisions of this ARTICLE II; or (iv) any warranty or representations made by Borrower in this Section 2.2 is or becomes false, untrue or misleading in any material respect.

                                 ARTICLE VII.
                                 MISCELLANEOUS
                                 -------------

     Section 7.1    Amendments, Etc. No amendment or waiver of any provision of
                    ---------------
this Amended Loan Agreement or the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.2    Notices, Etc.
                    ------------

             (a) All notices and other communications provided for hereunder shall be in writing and shall be hand-delivered with receipt therefor or sent by United States certified or registered mail, or Federal Express, Express Mail or similar recognized overnight courier service, return receipt requested, addressed as follows:

                  If to Lender to:     Branch Banking and Trust Company
                                       1722 Eye Street, N.W.
                                       Washington, D.C.  20006
                                       Attn:    Mr. Albert A. D'Alessandro

                  With a copy (which shall not constitute notice) to:

                                       Venable, Baetjer, Howard & Civiletti, LLP
                                       1615 L Street, N.W., Suite 400
                                       Washington, D.C. 20036
                                       Attn:    Tamara S. Rickman, Esquire

                  If to Borrower to:   Silver Diner, Inc.
                                       11806 Rockville Pike
                                       Rockville, Maryland 20851
                                       Attn:    Robert T. Giaimo, President

                  With a copy (which shall not constitute notice) to:

                                       Mr. Robert T. Giaimo
                                       8708 Brook Road
                                       McLean, Virginia 22102

                                       and to:

                                       Arent, Fox, Kintner, Plotkin & Kahn
                                       1050 Connecticut Avenue, N.W.
                                       Washington, D.C. 20036
                                       Attn: Robert Hirsch, Esquire
                                             Howard Possick, Esquire

Notices shall be effective when received; provided, that if any notice sent by certified mail is properly returned as undeliverable, said notice shall be effective when mailed.

                  (b) Any party may change the address to which notices are to be delivered hereunder by giving written notice to the other party, as provided in this Section 3.2.

     Section 7.3 Termination. This Amended Loan Agreement shall be effective
                 -----------
between the parties from and after the date hereof and shall remain in effect until full payment and satisfaction of all of the Obligations subject to the provisions hereof.

     Section 7.4 Assignment. Borrower shall not assign or delegate any of its
                 ----------
rights or obligations under the Loan Documents. Lender may assign its rights hereunder to any future holder of the Note.

     Section 7.5 Governing Law; Construction. The provisions of this Amended
                 ---------------------------
Loan Agreement shall be governed and construed according to the laws of the State of Maryland, except as set forth below, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Amended Loan Agreement is instituted or pending, or whether the laws of the State of Maryland otherwise would apply the laws of another jurisdiction; provided, however, that Lender's remedies against any Collateral located outside the State of Maryland will be interpreted, construed, applied and enforced according to, and will be governed by, the laws of the state where such other Collateral is situated. Each Borrower Party hereby consents to the jurisdiction of an appropriate court of the State of Maryland or of the applicable United States District Court, in any action relating to the validity and enforceability of this Amended Loan Agreement. Should any provision of this Amended Loan Agreement require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Amended Loan Agreement and that each party consulted legal counsel before the execution of this Amended Loan Agreement.

     Section 7.6 Counterparts. This Agreement may be executed in counterparts,
                 ------------
all of which together shall be deemed to constitute one legal, valid and binding instrument.

     Section 7.7 Severability. In the event any one or more of the provisions
                 ------------
contained in this Amended Loan Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amended Loan Agreement, but this Amended Loan Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 7.8 Caption Headings; Gender. Caption headings in this Amended Loan
                 ------------------------
Agreement are for convenience of reference only and are not to be used to interpret or define the provisions of this Amended Loan Agreement. As used herein, and where the context so requires, the singular shall be deemed to include the plural, and the masculine shall be deemed to include the feminine and neuter, and vice versa.

     Section 7.9 Binding Effect. This Agreement shall be binding upon and shall
                 --------------
inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and (subject to the terms of Section 1.3 above) assigns.

     Section 7.10 Consent to Jurisdiction; Venue. Subject to Section 1.4 above,
                  ------------------------------
Borrower irrevocably submits to the jurisdiction and venue of any state or Federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of, or relating to, this Amended Loan Agreement. Borrower irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the venue of any such suit, action or proceeding brought in any such jurisdiction. Borrower agrees to stipulate in any future proceeding that this Amended Loan Agreement is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Maryland, even if it was, in fact, executed and delivered elsewhere.

     Section 7.11 Time of Essence. Borrower and Lender expressly agree that time
                  ---------------
shall be of the essence in the performance of the obligations of the parties hereto under this Amended Loan Agreement.

     Section 7.12 Entire Agreement. This Amended Loan Agreement sets forth the
                  ----------------
final and entire agreement between the parties hereto with respect hereto and is intended to be an integration of all prior negotiations and understandings, including without limitation, the Original Agreement which is amended, restated and replaced in its entirety by this Amended Loan Agreement. Lender and Borrower and their respective agents shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, express or implied, not set forth or incorporated herein.

     Section 7.13 Use of Note Proceeds. Borrower warrants that the Line of
                  --------------------
Credit shall be used solely in connection with commercial or business purposes.

     Section 7.14 Non-Waiver. No advance of Line of Credit proceeds hereunder
                  ----------
shall constitute a waiver of any of the conditions to be performed by Borrower and in the event Borrower is unable to satisfy any such conditions Lender shall not be precluded from thereafter declaring such failure to be an event of default, as herein provided.

     Section 7.15 Derivative Rights. Any obligation of Lender to make
                  -----------------
disbursements hereunder is imposed solely and exclusively for the benefit of Borrower and the other Borrower Parties and no other person, firm or corporation shall, under any circumstances, be deemed to be a beneficiary of such condition, nor shall it have any derivative claim or action against Lender.

     Section 7.16 Survival. All rights, powers, and remedies herein given to
                  --------
Lender are cumulative and not alternative, and are in addition to all other statutes or rules of law; any forbearance or delay by Lender in exercising the same, shall not be deemed to be a waiver thereof and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Lender. The Loan Documents shall terminate upon payment in full of the Obligations. Notwithstanding the foregoing, if at any time any payment or performance of any of the Obligations previously made by the Borrower is rescinded or is required to be restored or returned because of insolvency, bankruptcy, reorganization or other similar creditors' rights laws, the Borrower's obligations hereunder with respect to such payment or performance shall be reinstated as though such payment had been due or performance required, but not paid or performed, at the time of such rescission or requirement. The Borrower agrees that payment or performance of any of the Obligations or other acts which toll any statute of limitations applicable to the Obligations shall also toll the statute of limitations applicable to the Borrower's liability hereunder. The provisions hereof shall be binding upon the parties hereto, then successors and assigns and inure to the benefit of the parties hereto and then successors and assigns.

     Section 7.17 No Partnership. Nothing contained in this Amended Loan
                  --------------
Agreement or in any of the other Loan Documents shall be construed as creating a joint venture or partnership between Borrower and Lender. There shall be no sharing of losses, costs and expenses between Borrower and Lender, and Lender shall have no right of control or supervision except as it may exercise its rights and remedies provided in the Loan Documents.

     Section 7.18 Waiver of Trial By Jury. BORROWER HEREBY EXPRESSLY WAIVES
                  -----------------------
TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, TO WHICH BORROWER AND LENDER MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT OR ANY OTHER DOCUMENT WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE OBLIGATIONS OF THE PARTIES THEREUNDER OR THE DEALINGS OF THE PARTIES WITH RESPECT TO THE OBLIGATIONS. IT IS AGREED AND UNDERSTOOD THAT ANY ACTION, SUIT OR PROCEEDING PERTAINING TO THE OBLIGATIONS SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY, AND THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS, SUITS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER, AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS (OF FACT OR OPINION OR OTHERWISE) HAVE BEEN MADE BY ANY PERSON TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY BORROWER IN THE EXERCISE OF ITS OWN FREE WILL, AND THAT BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THE AGREEMENT BETWEEN THE PARTIES AND THAT LENDER WOULD NOT ENTER INTO THE LOAN TRANSACTION WITH BORROWER IF THIS PROVISION WERE NOT PART OF THEIR AGREEMENT. (Initials of authorized signatory of Borrower ________)

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amended and Restated Loan Agreement to be executed under seal as of the date first above written.

                                   LENDER:
                                   ------

ATTEST:                            BRANCH BANKING AND TRUST COMPANY


_________________________          By:    /s/ Gloria M Reyes
(Asst) Secretary                   Name:  Gloria M Reyes
                                   Title: Vice President
[Corporate Seal]

                                   SILVER DINER/BORROWER:
                                   ---------------------

ATTEST: SILVER DINER, INC., a Delaware corporation for itself and on behalf of the Affiliates



__________________________         By:    /s/ Robert T. Giaimo
(Asst) Secretary                   Name:  Robert T. Giaimo
                                   Title: President
[Corporate Seal]

                                   Silver Diner Development, Inc., a Virginia corporation

__________________________         By:  /s/ Robert T. Giaimo
                                        Robert T. Giaimo, President


                                   Silver Diner Potomac Mills, Inc., a Virginia corporation

__________________________         By:  /s/ Robert T. Giaimo
                                        Robert T. Giaimo, President


                                   Silver Diner Limited Partnership, a Virginia limited partnership

                                   By: Silver Diner Development, Inc., its
                                   general partner

__________________________         By:  /s/ Robert T. Giaimo
                                        Robert T. Giaimo

State of Maryland    )
                     )   TO WIT:
County of Montgoery  )


     I HEREBY CERTIFY that on this 10th day of May, 1999, before me, the undersigned Notary Public of the aforesaid jurisdiction, personally appeared Robert T. Giaimo, President of SILVER DINER, INC., a Delaware corporation, who acknowledged that he executed the foregoing Amended Loan Agreement in such capacity for the purposes therein contained.

         IN WITNESS MY Hand and Notarial Seal.


                                   /s/ Elizabeth Lombardi
                                   Notary Public

My commission expires:11/20/03 [Notarial Seal]




District of Columbia )
                     )   TO WIT:
District of Columbia )


     I HEREBY CERTIFY that on this 10th day of May, 1999, before me, the undersigned Notary Public of the aforesaid jurisdiction, personally appeared Gloria M. Reyes, who is Vice President of BRANCH BANKING AND TRUST COMPANY, who acknowledged that he/she executed the foregoing Amended Loan Agreement for purposes therein contained.

     IN WITNESS MY Hand and Notarial Seal.


                                   /s/ Virginia Lee Duvall
                                   Notary Public

My commission expires:10/14/2002

[Notarial Seal]

                                  ATTACHMENTS


Attachment I      -   Form of Promissory Note
Attachment II     -   Form of Assignment of Leasehold as Collateral
Attachment II-A   -   Form of Leasehold Deed of Trust for Tysons Location
Attachment III    -   Form of Security Agreement
Attachment IV     -   Form of Financing Statement
Attachment V      -   Form of Application for Irrevocable Letter of Credit

                                   EXHIBITS

Exhibit A    --  Schedule of Leases (Existing and Pending Projects)
Exhibit B    -   Schedule of Pending and Threatened Litigation

                                   EXHIBIT A
                                   ---------

                              Schedule of Leases
                              ------------------

(Those Leases designated with an "*" are "Secured Projects" and those Leases designated with an "* - MD" are "Secured Projects-Maryland" as such terms are used and defined in the Amended Loan Agreement.)

     *  1.     Cherry Hill, New Jersey - 2131 Route 38, Cherry Hill, NJ 08002

               a. Lease dated September 30, 1996 between Cherry Hill Associates, L.P. and Silver Diner Development, Inc.

               b. Hillview Shopping Center, LLC, is successor-in-interest to Cherry Hill Associates, L.P.

     *  2.     Clarendon, Arlington County, Virginia - 3200 N. Wilson Boulevard,
               Arlington, VA 22201

               a. Lease dated February 12, 1996 between Wilson Limited Partnership and Silver Diner Development, Inc.

     *  3.     Fair Oaks, Fairfax County, Virginia - 12251 Fair Lakes Parkway,
               Fairfax, VA 22033

               a. Ground Lease dated July 12, 1994 between F.L. Promenade L.P. and Silver Diner Development, Inc.

               b.   First Amendment to Ground Lease dated February 15, 1995

               c.   Second Amendment to Ground Lease dated April 4, 1995

                    Overbank, LLC is successor-in-interest to F.L. Promenade
                    L.P.

*-MD    4.     Laurel, Prince George's County, Maryland - 14550 Baltimore
               Avenue, Laurel, MD 20707

               a. Lease dated January 26, 1990 between CG Beltsville Limited Partnership and Silver Diner Limited Partnership

               b.   Amendment dated October 31, 1995

     *  5.     Merrifield, Fairfax County, Virginia - 8150 Porter Road, Falls
               Church, VA 22042

               a. Agreement of Lease dated September 14, 1995 by and between 2909 Gallows LC and Silver Diner Development, Inc.

  *-MD  6.     Mid-Pike Plaza, Montgomery County, Rockville, Maryland - 11806
               Rockville Pike, Rockville, MD 20852

               a. Lease Agreement dated July 13, 1998 between Federal Realty Investment Trust and Silver Diner Limited Partnership

               b.   Lease Modification Agreement dated August 17, 1988

               c.   Second Lease Modification Agreement dated February 3, 1989

               d.   Third Amendment to Lease dated January 20, 1993

               e.   Fourth Lease Modification Agreement dated October 17, 1994

     *  7.     Potomac Mills, Prince William County, Virginia (Two Parcels) -
               14375 Smoketown Road, Dale City, VA 22192

               a. Lease dated June 10, 1991 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               b. First Amendment to Lease dated October 14, 1991 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               c. Second Amendment to Lease dated October 30, 1995, effective June 10, 1991, between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               d. Lease dated May 27, 1992 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc. (parking lot)

               e. Amendment to Lease dated October 30, 1995, effective June 10, 1991, between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc. (parking lot)

      *  8.    Springfield Mall, Springfield, Virginia - 6592 Springfield Mall,
               Springfield, VA 22150

               a. Lease dated May 1, 1996 between Franconia Associates and Silver Diner Development, Inc.

                    Franconia Two, L.P. is successor-in-interest to Franconia Associates.

   *-MD  9.    Towson Town Center, Towson, Maryland - 825 Dulaney Valley Road,
               Towson, MD 21204

               a. Lease Agreement dated January 30, 1992 between Towson Town Center Associates and Silver Diner Development, Inc.

     *  10.    Tysons Corner, Fairfax County, Virginia - 8101 Fletcher Street,
               McLean, Virginia 22102

               a. Ground Lease dated December 29, 1994 by and between Lehndorff Tysons Joint Venture and Silver Diner Development, Inc.

               b. First Amendment to Lease dated May 14, 1995 by and between Lehndorff Tysons Joint Venture and Silver Diner Development, Inc.

               c. Tysons Corner LLC is the successor-in-interest to Lehndorff Tysons Joint Venture.

Pending Projects as of the date of the Amended Loan Agreement:

          1. Virginia Beach, Virginia - Shopping Center Pad Site at the corner of Silverbrook Road and Virginia Beach Boulevard.

               a. Lease dated August 11, 1999 between Interface Properties, Inc. and Silver Diner Development, Inc.

                    CI Virginia Beach Limited Partnership is the successor-in-interest to Interface Properties, Inc.

          2. Lakeforest Mall, Gaithersburg, Maryland - Store Number 149, lower level of Building E

               a. Lease dated November 2, 1999 between Lakeforest Associates LLC and Silver Diner Development, Inc.

This Schedule of Leases does not identify Subordination, Non-Disturbance and Attornment Agreements entered into between the tenants and landlords. This Schedule of Leases shall be amended from time to time by the addition of Leases for New Projects, as defined in the Amended Loan Agreement. All Leases for New Projects, other than Build-to-Suit Projects, are

Secured Projects under the Amended Loan Agreement and shall be designated as such by asterisk.

                                   EXHIBIT B
                                   ---------

                 Schedule of Pending and Threatened Litigation
                 ---------------------------------------------

1. Lawsuit of Laura Reese against Silver Diner, Inc. (the "Company") and Roger Richardson. Circuit Court for Prince George's County, Maryland. Summary judgment was granted in favor of Silver Diner in September 1998. Case is still pending because of Mr. Richardson's bankruptcy.

2. Letter from Progressive Software, Inc. to the Company, dated December 29,1999, demanding payment of $96,518.04 for certain software consulting services allegedly provided. The Company responded describing the deficiencies in Progressive's services which caused the Company to engage a replacement consultant. The Company's management believes that Progressive's threatened claim is without merit.

3. The Virginia Department of Transportation ("VDOT") has condemned a portion of the property leased by Silver Diner Development, Inc., as tenant, in Springfield, Virginia. VDOT has offered the owner $130,000, which has been rejected by Franconia Two, LP, the owner/landlord. The amount of any compensation may be determined in litigation. Silver Diner is in the process of finalizing an agreement with the owner/landlord with respect to an allocation of the award that is ultimately determined.

4. Letter dated February 3, 2000 from counsel for Valassis Communications, Inc., demanding payment of $25,021.42 for certain "Free Standing Inserts" by Valassis. The Company's management believes that the threatened claim is without merit.

                                 ATTACHMENT I
                               TO LOAN AGREEMENT


Borrower:  SILVER DINER, INC., a Delaware corporation (the "Borrower")
           -----------------------------------------------------------

Account Number: ________________________           Note Number: _______________
                                            BB&T
Address:   _____________________________           Montgomery County, Maryland

           _____________________________           Date: ______________________



                                PROMISSORY NOTE


THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of _______________________________Dollars $______________________), or so much thereof as shall be advanced hereunder, together with interest thereon, in immediately available coin or currency of the United States of America. The unpaid principal balance of this Note outstanding from time to time shall bear interest at the variable rate equal to the Prime Rate (hereinafter defined) plus one-half of one percent (.50%) per annum to be adjusted as and when such Prime Rate changes. The Prime Rate is equal to the rate reported in The Wall Street Journal in its "Money Rates" column as the "Prime Rate" and, if more than one rate or a range of rates are reported as the "Prime Rate," the highest such rate, changing as and when such rate shall change. If The Wall Street Journal shall cease to publish the "Prime Rate," the "Prime Rate" shall mean that rate announced from time to time by the Bank as its Commercial Base Rate of Interest. The Borrower acknowledges and agrees that the "Prime Rate" and the Commercial Base Rate of Interest are references used by the Bank in determining interest rates on certain loans and are not intended to be the lowest rate of interest charged on any extension of credit to any customer.

         Borrower shall pay the principal and interest hereunder as follows:

         The Year 2000 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2001. Commencing on January 1, 2002 and on the first day of each subsequent month through December 1, 2007, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2000 Note as of December 31, 2001, plus accrued interest. All principal, interest and other amounts due under the Year 200 Note shall be due and payable in full on December 31, 2007.

         The Year 2001 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2002. Commencing on January 1, 2003 and on the first day of each subsequent month through December 1, 2008, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2001 Note as of December 31,

                                     -I.1-

2002, plus accrued interest. All principal, interest and other amounts due under the Year 2001 Note shall be due and payable in full on December 31, 2008.

         The Year 2002 Note shall be payable interest only, monthly in arrears, on the first day of each calendar month through December 1, 2003. Commencing on January 1, 2004 and on the first day of each subsequent month through December 1, 2009, Borrower shall pay an installment of principal equal to 1/72 of the principal balance of the Year 2002 Note as of December 31, 2003, plus accrued interest. All principal, interest and other amounts due under the Year 2002 Note shall be due and payable in full on December 31, 2009.

         In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for ten (10) or more days. When any installment payment is past due for ten (10) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days.

         This Note is given by the undersigned in connection with the following agreements between the undersigned and the Bank: Amended and Restated Loan Agreement dated May ___, 2000 between Bank, the Borrower and the other Borrower Parties (defined therein) (the "Loan Agreement"); Security Agreement dated as of even date with the Loan Agreement conveying a security interest in favor of Bank given by Borrower (the "Security Agreement"), Assignments of Leasehold as Collateral dated various dates, from Borrower to Bank assigning to Bank Borrower's interests as tenant under various leases (the "Lease Assignments"); and Financing Statements.

         All of the terms, conditions and covenants of the above described agreements (collectively, the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

         If an event of default under the Loan Agreement shall occur, then such event shall be a default hereunder and the Bank may, by notice to Borrower, declare this Note, all interest thereon and principal and other amounts due thereunder and all other amounts payable under the Agreements, to be forthwith due and payable, whereupon this Note, all such interest and principal and other amounts due thereunder and all such other Obligations shall become and be

                                     -I.2-
forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

          From and after any event of default hereunder, at the option of the Bank, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Prime Rate plus three percent (3%) per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Maryland; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity.

          Bank shall not be obligated to accept any check, money order, or other payment instrument marked "payment in full" on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

          If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including but not limited to reasonable attorneys' fees. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws.

          The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form may be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the holder hereof, from time to time may waive or surrender, either in whole or in part any rights, guaranties, security interest or liens, given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the holder not specifically waived, released, or surrendered in writing, nor shall the undersigned r maker, or any guarantor, endorser, or any person who is or might be liable hereon, either primarily or contingently, be released from such event. The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

                                     -I.3-

No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable law. In case of a conflict between the terms of this Note and the Loan Agreement, the priority of controlling terms shall be first this Note, then the Loan Agreement.. This Note shall be governed by and construed in accordance with the laws of the State of Maryland; provided however that Bank's remedies against any Collateral located in any other jurisdiction shall be interpreted, construed, applied and enforced according to and governed by the laws of the jurisdiction in which such property is located, and the Borrower hereby submits to the jurisdiction of any court of competent jurisdiction located therein in connection with any foreclosure or enforcement proceeding undertaken in connection with the Borrower's property.

Sharing of Information with Affiliates: Applicable law permits us to share
- --------------------------------------
information with third parties about our credit and account history with you. Applicable law also permits us to share additional information about you and your accounts with companies related to the Bank by common ownership or control ("affiliates"). We provide this additional information to our affiliates so that you may receive special offers and promotions from our affiliates. You may request that we not furnish this additional information (other than credit and account history) to our affiliates by writing to Branch Banking and Trust Company, Client Services Administration, P.O. Box 1847, Wilson, North Carolina 27894-1847. Please include your name, address, telephone number, account number (if known), and social security (tax identification) number. Due to marketing programs already in progress, please allow a reasonable period of time for your request to take effect. In order for us to communicate important loan or deposit account information, we will continue to notify you through occasional statement inserts or other customer service mailings. Please be aware that state and federal laws impose certain mandatory disclosures of customer information by financial institutions. We must comply with laws that require mandatory production or disclosure.



                       SIGNATURES CONTINUED ON NEXT PAGE

                                     -1.4-

                      SIGNATURE PAGES TO PROMISSORY NOTE



Borrower:  SILVER DINER, INC., a Delaware corporation
           ------------------------------------------

Account Number: ______________________          Note Number: __________________
                                         BB&T
Note Amount: _________________________          Date: _________________________


IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.


ATTEST:___________________________________   Silver Diner, Inc., a Delaware
                                             corporation.

Title: ___________________________________   By: _____________________________

                                             Title:___________________________

                   [SEAL]
                                             By: _____________________________

                                             Title:___________________________

                                     -I.5-

                                 ATTACHMENT II
                               TO LOAN AGREEMENT

                [FORM OF] ASSIGNMENT OF LEASEHOLD AS COLLATERAL


          In consideration of the financial accommodations made or to be made to or at the request of SILVER DINER, INC., a Delaware corporation (hereinafter called the "Borrower"), by BRANCH BANKING AND TRUST COMPANY (hereinafter called "Bank"), as collateral security for (i) the full and prompt payment as and when due of those certain promissory note or notes made by Borrower, payable to the order of Bank, in the aggregate maximum principal amount outstanding at any time of Three Million Dollars ($3,000,000.00) (collectively or individually, the "Note"), bearing interest and being payable as therein provided, and of any and all extensions, renewals and modifications of, or substitutions for said Note and (ii) the full and prompt payment and performance of the "Obligations", under and as defined in that certain Amended and Restated Loan Agreement dated ___________________, 2000 by and between the Borrower and Bank relating to the Note (the "Loan Agreement"), which financial accommodations to Borrower shall benefit, directly and indirectly, Silver Diner Development, Inc. ("Tenant"), the parties hereby agree as follows:

          1. Tenant transfers, conveys, sets over and assigns unto Bank all of Tenant's right, title and interest in and to: (i) that certain Lease dated as of _____________________ by and between Tenant, as tenant or lessee, and
______________________________, as landlord or lessor (the "Lease Agreement"), pertaining to certain real property located in ____________ County, _____________, having an address of _________________________________; and the improvements erected or to be erected thereon, to be operated as a restaurant (the "Demised Premises"), the legal description of which is attached hereto and made a part hereof by reference as Exhibit A, together with all extensions, renewals and modifications of the Lease Agreement, as extended, renewed or modified collectively being herein called the "Lease"), (ii) all furniture, fixtures and equipment owned by Tenant, now or in the future, which are located in or on, and are permitted to be removed by tenant from, the Demised Premises under the terms of the Lease, and (iii) all proceeds, sums and payments of any kind received by Tenant with respect to the Lease and/or the foregoing property, increases, substitutions, replacements, additions and accessions thereof or thereto, and all books and records relating to the foregoing (the collateral described in the foregoing Sections 1(i), (ii) and (iii) are hereinafter collectively referred to as the "Collateral").

          2. Without affecting the liability of any person for payment of the Obligations, and without affecting the lien hereof upon any property not released pursuant thereto, Bank may at any time and from time to time, without notice: (i) release any person liable for payment of any Obligations secured hereby; (ii) accept additional security of any kind and/or (iii) release the Collateral or any part thereof securing the Obligations. ______________________, [successor-in-interest to _________________________] ("Landlord"), and Bank have executed a certain Landlord's Consent and Agreement, a copy of which is attached hereto as Exhibit B (the "Landlord's Consent"). Bank acknowledges that as between Bank and Landlord, the terms of the Landlord's Consent, to the extent more restrictive than the terms of the Assignment, shall govern the Bank's rights and remedies under this Assignment. Tenant and Borrower acknowledge and agree that notwithstanding that they are signatories to the Landlord's Consent, the agreements of

                                    -II.1-
the Landlord set forth therein are intended solely for the benefit of Bank to facilitate the exercise of Bank's rights and remedies under this Assignment. Tenant and Borrower further acknowledge and agree that Bank and/or Landlord may, without the consent or agreement of Tenant or Borrower and without giving rise to any liability of Bank or Landlord to Tenant or Borrower, amend or modify, act at variance with or waive, in whole or in part, the terms of the Landlord's Consent that restrict or limit the Bank's rights, powers or remedies under this Assignment provided the terms and provisions of this Assignment are not abrogated or abridged.

     3.   Tenant hereby warrants and represents to Bank that:

          A. Tenant is and will be the legal and beneficial owner and holder of, and has good and marketable title to, the Collateral, free and clear of all liens, security interests, other encumbrances or claims, other than Permitted Liens (as defined in the Loan Agreement), and has full right, power and authority to assign its rights thereto and to perform all other obligations required hereunder, upon the execution and delivery of the Landlord's Consent and subject to any limitations on such right, power and authority as set forth in the Landlord's Consent.

          B. Tenant has not made, and will not make any other assignment, pledge, transfer or hypothecation of any portion of any interest in the Collateral other than to the Landlord pursuant to the terms of the Lease.

          C. Tenant has previously delivered to the Bank true, correct and complete copies of any and all agreements which are presently in effect and which relate or pertain to the Collateral and will continue to do so.

          D. The Lease is in full force and effect, and is the only lease or agreement between Tenant and Landlord affecting the Demised Premises. The terms of the Lease and any and all agreements which relate thereto have not been modified or altered in any respect or manner. There is no default by Tenant or, the best knowledge of Tenant, by Landlord, under the Lease, nor are there any facts or circumstances which, with the passage of time or giving of notice, or both, would constitute a default under the Lease.

          E. The execution by Tenant of this instrument, and the performance of Tenant's obligations hereunder, will not cause Tenant to be in violation of any provision of any agreement, contract or other written instrument, upon the execution and delivery of the Landlord's Consent by Landlord and Bank.

          F. Tenant will defend its title to the Collateral against all persons and will, upon request of the Bank, (a) furnish such further assurances of title as may reasonably be required by the Bank, and (b) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Bank, any financing, continuation, termination or security interest filing statement, security agreement or other document as the Bank may reasonably request in order to create, perfect, preserve, maintain or continue the perfection of the Bank's security interest in the Collateral and/or its priority. Tenant will pay the costs of filing any financing, continuation, termination or security interest filing statement, as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement. A carbon,

                                    -II.2-
photographic or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

          G. Except as expressly permitted by the Loan Agreement, Tenant will not sell, lease, transfer, assign, sublet, exchange or otherwise dispose of the Collateral, or any part thereof, without the prior written consent of the Bank, and will not permit any lien, security interest or other encumbrance, other than Permitted Liens, to attach to the Collateral, or any part thereof, other than those in favor of the Bank or those permitted by the Bank in writing.

     4. Tenant shall take any reasonable steps deemed necessary or advisable by Bank to preserve the rights of Bank against all parties having or acquiring any prior or subsequent right or interest in and to the Collateral and Tenant hereby waives any obligation of Bank to personally take any such steps.

     5. Bank may exercise its rights with respect to the Collateral upon an Event of Default (as hereinafter defined) without any necessity on its part first to realize upon or enforce any of the security now or hereafter held for any such obligation, and Tenant and Borrower each hereby waive (i) any right to require Bank to proceed against any person or to pursue any other remedy, and
(ii) all suretyship defenses or other defenses in the nature thereof.

     6. The term "Event of Default" as used in this Assignment of Leasehold as Collateral shall have the meaning ascribed to it in the Loan Agreement.

     7. This Assignment of Leasehold as Collateral shall confer rights, but not impose obligations, upon the Bank.

     8. At the request of Bank, Tenant shall execute such further documents as Bank may from time to time require to record or perfect the assignment set forth herein or to more fully carry out the intent hereof including, without limitation, an assignment of the Lease and/or any or all of the property comprising the Collateral to assign, transfer and/or convey the same to a purchaser at a foreclosure or other sale or other disposition of any such Collateral instituted by Bank upon an Event of Default.

     9. Upon an Event of Default, Bank shall be entitled to exercise all rights and remedies available at law or in equity or under this Assignment of Leasehold as Collateral and under the Landlord's Consent. All rights and remedies conferred on Bank hereby or thereby are in addition to those granted to Bank by the Uniform Commercial Code in effect in the jurisdiction where the Collateral is located and/or any other law, it being intended that this instrument shall constitute, inter alia, a security agreement with respect to
                             ----- ----
the Collateral. Any notices required under the Uniform Commercial Code or other law shall be deemed reasonable if given by Bank in accordance with the terms of Paragraph 13 hereof at least five (5) days prior to the disposition of the Collateral, or any portion thereof, and, in reference to a private sale, need state only that Bank intends to negotiate such sale. Upon an Event of Default, Tenant hereby irrevocably appoints any attorney admitted to practice in the Commonwealth of Virginia appointed in writing by Bank for such purpose, as Tenant's true and lawful Attorney-in-Fact, in Tenant's name and behalf, to sign, certify under oath, and/or acknowledge an assignment of sale of the Lease or of Tenant's leasehold interest and/or any

                                    -II.3-
and all other instruments necessary or appropriate to implement the covenants and agreements of this Assignment of Leasehold as Collateral, said power being irrevocable and coupled with an interest so long as the Obligations remain outstanding or undischarged, in whole or in part.

     10. This Assignment of Leasehold as Collateral shall not be changed orally, but only by an agreement in writing, signed by the party against whom any change, modification or discharge is sought.

     11. This instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and (subject to the provisions hereof, the Landlord's Consent and the Loan Documents) assigns.

     12. The provisions of this agreement shall be governed and construed according to the laws of the State of Maryland, except as set forth below, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this agreement is instituted or pending, or whether the laws of the State of Maryland otherwise would apply the laws of another jurisdiction; provided, however, that Bank's remedies against any property securing the Loan located outside the State of Maryland will be enforced according to the applicable procedural laws and requirements, if any, of the state where such property is situated. Tenant consents to the jurisdiction of an appropriate court of the State of Maryland or of the applicable United States District Court, in any action relating to the validity and enforceability of this agreement. Should any provision of this agreement require judicial interpretation, it is agreed that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of the rule or conclusion that a document should be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this agreement and that each party consulted legal counsel before the execution of this agreement.

     13. All notices and other communications provided for hereunder shall be in writing and shall be hand-delivered with receipt therefor or sent by United States certified or registered mail, or Federal Express, Express Mail or similar recognized overnight courier service, return receipt requested, addressed as follows:


     If to Bank to:           Branch Banking and Trust Company
                              1990 K Street, N.W.
                              Washington, D.C.  20036
                              Attention: Mr. Al D'Allesandro or Ms. Gloria Reyes

     With a copy (which shall not constitute notice) to:

                              Venable, Baetjer, Howard & Civiletti, LLP
                              1615 L Street, N.W., Suite 400
                              Washington, D.C.  20036-5601
                              Attention: Tamara S. Rickman, Esquire

                                    -II.4-

     If to Tenant to:     c/o Silver Diner, Inc.
                          11806 Rockville Pike
                          Rockville, Maryland  20851
                          Attention: Robert T. Giaimo, President

     With a copy (which shall not constitute notice) to:

                          Arent, Fox, Kintner, Plotkin & Kahn
                          1050 Connecticut Avenue, N.W.
                          Washington, D.C.  20036
                          Attention: Robert Hirsch, Esq. or Howard Possick, Esq.

Notices shall be effective when received; provided, that if any notice sent by certified mail is properly returned as undeliverable, said notice shall be effective when mailed.

Any party may change the address to which notices are to be delivered hereunder by giving written notice to the other party, as provided in this Section 13.

     14. EACH OF TENANT AND BORROWER HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, TO WHICH TENANT AND/OR BORROWER AND BANK MAY BE PARTIES, ARISING OUT OF, OR IN ANY WAY PERTAINING TO, THIS INSTRUMENT, THE NOTE OR ANY OTHER LOAN DOCUMENT WHICH IN ANY WAY RELATES, DIRECTLY OR INDIRECTLY, TO THE OBLIGATIONS OF THE PARTIES THEREUNDER OR THE DEALINGS OF THE PARTIES WITH RESPECT THERETO. IT IS AGREED AND UNDERSTOOD THAT ANY ACTION, SUIT OR PROCEEDING PERTAINING TO THE OBLIGATIONS SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY, AND THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS, SUITS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS INSTRUMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH OF TENANT AND BORROWER, AND EACH OF TENANT AND BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS (OF FACT OR OPINION OR OTHERWISE) HAVE BEEN MADE BY ANY PERSON TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF TENANT AND BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS INSTRUMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY EACH OF TENANT AND BORROWER IN THE EXERCISE OF ITS OWN FREE WILL, AND THAT EACH OF TENANT AND BORROWER HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. EACH OF TENANT AND BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A SPECIFIC AND MATERIAL ASPECT OF THE AGREEMENT BETWEEN THE PARTIES AND THAT BANK WOULD NOT ENTER INTO THE LOAN TRANSACTION WITH BORROWER IF THIS PROVISION WERE

                                    -II.5-

NOT PART OF THEIR AGREEMENT. (Initials of undersigned authorized signatory of each of Tenant _____ and Borrower _____)

     15. Tenant shall indemnify the Bank and shall hold the Bank harmless from any and all liability, cost or expense (including reasonable attorneys' fees) incurred by the Bank as a result of Tenant's failure to perform fully and timely its obligations under this Assignment or arising out of, or in connection with, the execution, delivery or performance of this Assignment; provided, however, that Tenant shall not be liable for any such liability, cost or expense arising out of the gross negligence, willful misconduct or bad faith of the Bank.

     16. The rights and remedies provided in this Assignment, the Note, the Loan Agreement and the Loan Documents or otherwise under applicable law shall be cumulative and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies in addition to, or as an alternative of, such right or remedy.

     17. It is expressly agreed that time is of the essence in the payment and performance of the obligations set forth in this Assignment of Leasehold as Collateral.

     18. This Assignment of Leasehold as Collateral, and the terms and provisions hereof, shall terminate automatically upon the payment and performance in full of the Obligations. Bank agrees to notify Landlord in accordance with the provisions of Landlord's Consent upon such termination of this Assignment of Leasehold as Collateral.

     19. This Assignment of Leasehold as Collateral may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     20. Tenant hereby covenants and agrees that the Lease Agreement shall not be modified or amended without the prior written consent of Bank, which consent shall not unreasonably be withheld, conditioned or delayed.

                                    -II.6-

          IN WITNESS WHEREOF, the parties have executed this Assignment of Leasehold as Collateral or have caused the same to be executed by their representatives thereunto duly authorized this ____ day of __________, 2000.


                                            BORROWER:
                                            --------

ATTEST:                                     SILVER DINER, INC.


____________________________                By:  _____________________________
                , Secretary                      Robert T. Giaimo, President

[Corporate Seal]

                                            TENANT:
                                            ------

WITNESS/ATTEST:                             __________________________________


____________________________                By: ______________________________



                                            BANK:
                                            ----

ATTEST:                                     BRANCH BANKING AND TRUST COMPANY


____________________________                By:  _____________________________
                 ,Secretary                 Name:  ___________________________
                                            Title: ___________________________

[Corporate Seal]

                                    -II.7-

                             )
                             )       SS:
                             )

         I, __________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Robert Giaimo, who is named in the foregoing instrument bearing date the ____ day of _________, 2000, as President of Silver Diner, Inc. (the "Corporation"), a party to the foregoing instrument, personally appeared before me in said jurisdiction, and as said President and by virtue of the authority vested in him, acknowledged said instrument to be the act and deed of the Corporation, and that he executed and delivered the same as such.

         Witness my hand and official seal this ____ day of _______, 2000.


                                            ___________________________________
                                            Notary Public

                                            My Commission expires:_____________

[Notarial Seal]






                             )
                             )       SS:
                             )

         I, __________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Robert Giaimo, who is named in the foregoing instrument bearing date the ____ day of _________, 2000, as ______________ of _________________________, a party to the foregoing instrument, personally appeared before me in said jurisdiction, and as said ____________ and by virtue of the authority vested in him, acknowledged said instrument to be the act and deed of _____________________, and that he executed and delivered the same as such.


         Witness my hand and official seal this ____ day of _______, 2000.


                                            ___________________________________
                                            Notary Public

                                            My Commission expires:_____________

[Notarial Seal]

                                    -II.8-

                             )
                             )       SS:
                             )


         I, __________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that _____________, who is named in the foregoing instrument bearing date the ____ day of _________, 2000, as _________ for BRANCH BANKING AND TRUST COMPANY, a party to the foregoing instrument, personally appeared before me in said jurisdiction, and as said _________________________ by virtue of the authority vested in him/her, acknowledged said instrument to be the act and deed of said entity, and that he/she executed and delivered the same as such.

         Witness my hand and official seal this ____ day of _______, 2000.


                                            ___________________________________
                                            Notary Public

                                            My Commission expires:_____________

[Notarial Seal]


                                    -II.9-

                                   EXHIBIT A
                                   ---------
                   TO ASSIGNMENT OF LEASEHOLD AS COLLATERAL

                              [Legal Description]

                                    -II.10-

                                ATTACHMENT III
                               TO LOAN AGREEMENT



                         [FORM OF] SECURITY AGREEMENT
                         ----------------------------

         This SECURITY AGREEMENT (as amended, supplemented or modified from time to time, this "Security Agreement") is dated as of _________________, 2000 and is between SILVER DINER, INC., a Delaware corporation ("Silver Diner"), SILVER DINER DEVELOPMENT, INC., SILVER DINER POTOMAC MILLS, INC., and SILVER DINER LIMITED PARTNERSHIP (collectively, the "Affiliates" and together with Silver Diner, the "Borrower"), and BRANCH BANKING & TRUST COMPANY (the "Bank").

         Silver Diner and its Affiliates and the Bank are parties to a certain Amended and Restated Loan Agreement dated as of May ___, 2000 (as the same may be amended, supplemented or modified from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the Obligations under such Agreement or any successor agreement, the "Loan Agreement"). To induce the Bank to enter into the Loan Agreement and to secure its obligations thereunder and hereunder, the Borrower hereby agrees with the Bank as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1  Defined Terms. As used in this Security Agreement, terms
                  -------------
defined in the Loan Agreement shall have their defined meanings when used herein, and the following terms shall have the following meanings:

     "Account Debtor" means, with respect to any Receivable or Other Intangible, any Person obligated to make payment thereunder, including without limitation any account debtor thereon.

     "Collateral" has the meaning assigned to it in Section 2.1 of this Security Agreement.

     "Equipment" means all equipment now owned or hereafter acquired by the Borrower, including all items of machinery, equipment, furnishings and fixtures of every kind that are permitted to be removed by tenant from the premises, whether affixed to real property or not, as well as all automobiles, trucks and vehicles of every description, trailers, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof.

     "Inventory" means all inventory now owned or hereafter acquired by the Borrower, including (i) all goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Borrower's business, (ii) all inventory, wherever located, evidenced by negotiable and non-negotiable documents of title, warehouse receipts and bills of lading, (iii) all of the Borrower's rights in, to and under all purchase orders now owned or hereafter received or acquired by it for goods or services and (iv) all rights of the Borrower as an unpaid seller, including rescission, replevin, reclamation and stopping in transit.

                                    -III.1-

     "License" means, with respect to any Patent, any agreement granting any right to practice any invention covered by any Patent and, with respect to any Trademark, any agreement granting any right to use any Trademark, and "Licenses" means all of such Licenses.

     "Obligations" means (i) all amounts now or hereafter payable by the Borrower to the Bank on the Notes, (ii) all other obligations or liabilities now or hereafter payable by the Borrower pursuant to the Loan Agreement, (iii) all obligations and liabilities now or hereafter payable by the Borrower under, arising out of or in connection with this Security Agreement or any other Collateral Document and (iv) all other indebtedness, obligations and liabilities of the Borrower to the Bank, now existing or hereafter arising or incurred, whether or not evidenced by notes or other instruments, and whether such indebtedness, obligations and liabilities are direct or indirect, fixed or contingent, liquidated or unliquidated, due or to become due, secured or unsecured, joint, several or joint and several, related or unrelated to the Loans, similar or dissimilar to the indebtedness arising out of or in connection with the Loan Agreement or of the same or a different class of indebtedness as the indebtedness arising out of or in connection with the Loan Agreement, including, without limitation, any overdrafts in any deposit accounts maintained by the Borrower with the Bank, all obligations of the Borrower with respect to letters of credit, if any, issued by the Bank for the account of the Borrower, any indebtedness of the Borrower that is purchased by or assigned to the Bank and any indebtedness of the Borrower to any assignee of all or a portion of the Notes or any other obligation referred to in this definition.

     "Other Intangibles" means all accounts, accounts receivable, contract rights, documents, instruments, chattel paper, investment property, money and general intangibles now owned or hereafter acquired by the Borrower including, without limitation, all customer lists, permits, federal and state tax refunds, reversionary interests in pension plan assets, Trademarks, Patents, Licenses, copyrights and other rights in intellectual property, other than Receivables.

     "Patent" means all letters patent of the United States or any other country, and all applications for letters patent of the United States or any other country, in which the Borrower may now or hereafter have any right, title or interest and all reissues, continuations, continuations-in-part or extensions thereof.

     "Permitted Liens" shall mean: (a) liens or security interests of the landlords under the Leases (including those arising under statutory or common law); (b) easements, rights of way, zoning and similar covenants, restrictions and encumbrances that may apply to the leasehold interest of any of the Borrower Parties; (c) liens for taxes, assessments or other governmental charges not yet due and payable or being contested in good faith by appropriate proceedings effectively staying any action to foreclose any such lien; (d) liens of carriers, warehousemen, mechanics, materialmen or vendors incurred in the normal course of business remaining undischarged for not longer than 60 days from the filing thereof or being contested in good faith by appropriate proceedings effectively staying any action to foreclose any such lien; (e) liens incurred in the normal course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits; (f) liens arising from good faith deposits in connection with bids, tenders, statutory obligations, contracts (other than for borrowed funds); and (g) liens in favor of the Lender, provided that those liens described in clauses (a) and
(d) through (f) shall constitute Permitted Liens only if the same are fully


                                    -III.2-
subject and subordinate to the rights, liens, security and other interests of Lender under the Loan Documents, unless Lender shall specifically agree otherwise in writing.

         "Proceeds" means all proceeds, including (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral and any property into which any of the Collateral is converted, whether cash or non-cash, (ii) any and all payments or other property (in any form whatsoever) made or due and payable on account of any insurance, indemnity, warranty or guaranty payable to the Borrower with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due and payable in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person, corporation, agency, authority or other entity acting under color of any governmental authority), (iv) any claim of the Borrower against third parties for past, present or future infringement of any Patent or for past, present or future infringement or dilution of any Trademark or for injury to the goodwill associated with any Trademark or for the breach of any License and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Real Estate" means all real property and all buildings, plants, furnishing or fixtures or other improvements to or construction on real property now owned or hereafter acquired by the Borrower, and all leasehold interests now owned or hereafter acquired by the Borrower in real property.

         "Receivables" means all accounts now or hereafter owing to the Borrower, and all accounts receivable, contract rights, documents, instruments or chattel paper representing amounts payable or monies due or to become due to the Borrower, arising from the sale of Inventory or the rendition of services in the ordinary course of business or otherwise (whether or not earned by performance), together with all Inventory returned by or reclaimed from customers wherever such Inventory is located, and all guaranties, securities and liens held for the payment of any such account, account receivable, contract right, document, instrument or chattel paper.

         "Trademark" means all right, title or interest which the Borrower may now or hereafter have in any or all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registration and recordings thereof and all applications in connection therewith, including without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof and all reissues, extensions or renewals thereof.

         "UCC" means at any time the Uniform Commercial Code as the same may from time to time be in effect in the State of Maryland, provided that, if, by
                                                         --------
reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Maryland then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

                                    -III.3-

     Section 1.2 UCC Definitions. The uncapitalized terms "account", "account
                 ---------------
debtor", "chattel paper", "contract right", "document", "warehouse receipt", "bill of lading", "document of title", "instrument", "inventory", "investment property", "equipment" "general intangible", "money", "proceeds" and "purchase money security interest" as used in Section 1.1 or elsewhere in this Agreement have the meanings of such terms as defined in the UCC.

                                  ARTICLE II
                              SECURITY INTERESTS

     Section 2.1  Grant of Security Interests
                  ---------------------------

                  (a) To secure the due and punctual payment of all Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the due and punctual performance of all of the obligations of the Borrower contained in the Loan Agreement and in the other Collateral Documents to which it is a party and in order to induce the Bank to enter into the Loan Agreement and make the loans provided for therein in accordance with the terms thereof, the Borrower hereby grants to the Bank a security interest in all of the Borrower's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which are herein collectively called the "Collateral"), subject to paragraph (b) of this Section:

                         (i)    all Receivables;

                         (ii)   all Other Intangibles;

                         (iii)  all Equipment;

                         (iv)   all Inventory;

                         (v)    to the extent not included in the foregoing, all
other personal property, whether tangible or intangible, and wherever located, including, but not limited to, the balance of every deposit account now or hereafter existing of the Borrower with any bank and all monies of the Borrower and all rights to payment of money of the Borrower;

                         (vi)   to the extent not included in the foregoing, all
books, ledgers and records and all computer programs, tapes, discs, punch cards, data processing software, transaction files, master files and related property and rights (including computer and peripheral equipment) necessary or helpful in enforcing, identifying or establishing any item of Collateral; and

                         (vii)  to the extent not otherwise included, all
Proceeds and products of any or all of the foregoing, whether existing on the date hereof or arising hereafter.

                  (b) Anything herein to the contrary notwithstanding, this Security Agreement does not, and is not intended to, include or cover any of the right, title and interest of the Borrower Parties or any of them to tangible personal property located at a Project other than

                                    -III.4-
the Secured Projects (including the Secured Projects-Maryland) and the Pending Project in Virginia Beach, Virginia.

     Section 2.2 Continuing Liability of the Borrower. Anything herein to the
                 ------------------------------------
contrary notwithstanding, the Borrower shall remain liable to observe and perform all the terms and conditions to be observed and performed by it under any contract, agreement, warranty or other obligation with respect to the Collateral, and shall do nothing to impair the security interests herein granted. The Bank shall not have any obligation or liability under any such contract, agreement, warranty or obligation by reason of or arising out of this Security Agreement or the receipt by the Bank of any payment relating to any Collateral, nor shall the Bank be required to perform or fulfill any of the obligations of the Borrower with respect to the Collateral, to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of the performance of any party's obligations with respect to any Collateral. Furthermore, the Bank shall not be required to file any claim or demand to collect any amount due or to enforce the performance of any party's obligations with respect to, the Collateral.

     Section 2.3     Sales and Collections.
                     ---------------------

                    (a) The Borrower is authorized (i) to sell in the ordinary course of its business for fair value and on an arm's-length basis any of its Inventory normally held by it for such purpose and (ii) to use and consume, in the ordinary course of its business, any raw materials, supplies and materials normally held by it for such purpose. The Bank may upon the occurrence of any Event of Default, without cause or notice, curtail or terminate such authority at any time.

                    (b) The Borrower is authorized to collect amounts owing to it with respect to the Collateral. However, the Bank may at any time, regardless of whether an Event of Default shall have occurred, notify Account Debtors obligated to make payments under any or all Receivables or Other Intangibles that the Bank has a security interest in such Collateral and that payments shall be made directly to the Bank. Upon the request of the Bank at any time, the Borrower will so notify such account debtors. The Borrower will use all reasonable efforts to cause each account debtor to comply with the foregoing instruction. In furtherance of the foregoing, the Borrower authorizes the Bank
(i) to ask for, demand, collect, receive and give acquittances and receipts for any and all amounts due and to become due under any Collateral and, in the name of the Borrower or its own name or otherwise, (ii) to take possession of, endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and (iii) to file any claim or take any other action in any court of law or equity or otherwise which it may deem appropriate for the purpose of collecting any amounts due under any Collateral.

     Section 2.4    Segregation of Proceeds.
                    -----------------------

                    (a) The Bank shall have the right at any time (regardless of whether or not an Event of Default shall have occurred) to cause to be opened and maintained at the principal office of the Bank a non-interest bearing bank account (the "Cash Collateral Account") which will contain only Proceeds. Any cash proceeds (as such term is defined in Section 9-306(1) of the UCC) received by the Bank directly from Account Debtors obligated

                                    -III.5-
to make payments under Receivables or Other Intangibles pursuant to Section 2.3 or from the Borrower pursuant to clause (b) of this Section 2.4, whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper or other Proceeds received on account of any Collateral, shall be promptly deposited in the Cash Collateral Account, and until so deposited shall be held in trust for and as the Bank's property and shall not be commingled with any funds of the Borrower not constituting Proceeds of Collateral. The name in which the Cash Collateral Account is carried shall clearly indicate that the funds deposited therein are the property of the Borrower, subject to the security interest of the Bank hereunder. Such Proceeds, when deposited, shall continue to be security for the Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Bank shall have sole dominion and control over the funds deposited in the Cash Collateral Account, and such funds may be withdrawn therefrom only by the Bank; provided, however, that until a Default
                                      --------  -------
shall occur, all collected funds on deposit in the Cash Collateral Account, or so much thereof as is not required to make payment of the Obligations which have become due and payable, shall be withdrawn by the Bank on the Business Day next following the day on which the Bank considers the funds deposited therein to be collected funds and disbursed to the Borrower or its order.

               (b) Upon notice by the Bank to the Borrower that the Cash Collateral Account has been opened, the Borrower shall cause all cash Proceeds collected by it to be delivered to the Bank forthwith upon receipt, in the original form in which received (with such endorsements or assignments as may be necessary to permit collection thereof by the Bank), and for such purpose the Borrower hereby irrevocably authorizes and empowers the Bank, its officers, employees and authorized agents to endorse and sign the name of the Borrower on all checks, drafts, money orders or other media of payment so delivered, and such endorsements or assignments shall, for all purposes, be deemed to have been made by the Borrower prior to any endorsement or assignment thereof by the Bank. The Bank may use any convenient or customary means for the purpose of collecting such checks, drafts, money orders or other media of payment.

     Section 2.5    Verification of Receivables. The Bank shall have the right
                    ---------------------------
to make test verifications of Receivables in any manner and through any medium that it considers advisable, and the Borrower agrees to furnish all such assistance and information as the Bank may require in connection therewith. The Borrower at its expense will cause an independent certified public accountant to furnish to the Bank at any time and from time to time promptly upon the Bank's request, the following reports: (i) a reconciliation of all Receivables, (ii) an aging of all Receivables, (iii) trial balances and (iv) a test verification of such Receivables as the Bank may request.

     Section 2.6    Release of Collateral.
                    ---------------------

               (a) The Borrower may sell or realize upon or transfer or otherwise dispose of Collateral as permitted by Section 4.13, and the security interests of the Bank in such Collateral so sold, realized upon or disposed of (but not in the Proceeds arising from such sale, realization or disposition) shall cease immediately upon such sale, realization or disposition, without any further action on the part of the Bank. The Bank, if requested in writing by the Borrower but at the expense of the Borrower, is hereby authorized and instructed to deliver to the Account Debtor or the purchaser or other transferee of any such Collateral a certificate stating

                                    -III.6-
that the Bank no longer has a security interest therein, and such Account Debtor or such purchaser or other transferee shall be entitled to rely conclusively on such certificate for any and all purposes.

               (b) Upon the payment in full of all of the Obligations and if there is no commitment by the Bank to make further advances, incur obligations or otherwise give value, the Bank will (as soon as reasonably practicable after receipt of notice from the Borrower requesting the same but at the expense of the Borrower) send the Borrower, for each jurisdiction in which a UCC financing statement is on file to perfect the security interests granted to the Bank hereunder, a termination statement to the effect that the Bank no longer claims a security interest under such financing statement.

                                  ARTICLE III
                        REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants that:

          Section 3.1 Validity of Security Agreement; Consents. The execution,
                      ----------------------------------------
delivery and performance of this Security Agreement and the creation of the security interests provided for herein (i) are within the Borrower's corporate power, (ii) have been duly authorized by all necessary corporate action, on behalf of the Borrower, (iii) are not in contravention of any provision of the Borrower's articles of incorporation or by-laws, (iv) to Borrower's knowledge, do not violate any law or regulation or any order or decree of any court or governmental instrumentality applicable to the Borrower, (v) to Borrower's knowledge, do not conflict with or result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower is a party or by which it or any of its properties is bound, (vi) do not result in the creation or imposition of any Lien upon any property of the Borrower other than in favor of the Bank and (vii) to Borrower's knowledge, do not require the consent or approval of any governmental body, agency or official or other person other than those that have been obtained. This Security Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforceability of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     Section 3.2    Title to Collateral. Except for the security interests
                    -------------------
granted to the Bank pursuant to this Security Agreement, the Borrower or a Borrower Party is the sole owner of each item of the Collateral, having good and marketable title thereto, free and clear of any and all Liens, except Permitted Liens.

     Section 3.3    Validity, Perfection and Priority of Security Interests.
                    -------------------------------------------------------

                    (a) By complying with Section 4.1, the Borrower will have created a valid security interest in favor of the Bank in all existing Collateral and in all identifiable Proceeds of such Collateral, which security interest (except in respect of motor vehicles for which the exclusive manner of perfecting a security interest therein is by noting such security

                                    -III.7-
interest in the certificate of title in accordance with local law) would be prior to the claims of a trustee in bankruptcy under Section 544(a) of the United States federal Bankruptcy Code. Continuing compliance by the Borrower with the provisions of Section 4.2 will also (i) create valid security interests in all Collateral acquired after the date hereof and in all identifiable Proceeds of such Collateral and (ii) cause such security interests in all Collateral and in all Proceeds which are (A) identifiable cash Proceeds of Collateral covered by financing statements required to be filed hereunder, (B) identifiable Proceeds in which a security interest may be perfected by such filing under the UCC and (C) any Proceeds in the Cash Collateral Account to be duly perfected under the UCC, in each case prior to the claims of a trustee in bankruptcy under the United States federal Bankruptcy Code.

               (b) With respect to each Secured Project as to which a Landlord's Consent and Agreement is executed and delivered, the security interests of the Bank in the Collateral rank first in priority. Except for Permitted Liens, and other than financing statements or other similar documents perfecting the security interests or deed of trust liens of the Bank, no financing statements, deeds of trust, mortgages or similar documents covering all or any part of the Collateral are on file or of record in any government office in any jurisdiction in which such filing or recording would be effective to perfect a security interest in such Collateral, nor is any of the Collateral in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein.

     Section 3.4  Enforceability of Receivables and Other Intangibles. To the
                  ---------------------------------------------------
best knowledge of the Borrower, each Receivable and Other Intangible is a valid and binding obligation of the related Account Debtor in respect thereof, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general provisions of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and complies with any applicable legal requirements.

     Section 3.5  Place of Business; Location of Collateral. Schedule 1
                  -----------------------------------------
correctly sets forth the Borrower's chief executive office and principal place of business of the Borrower and the offices of the Borrower where records concerning Receivables and Other Intangibles are kept. Schedule 2 correctly sets forth the location of all Equipment and Inventory, other than rolling stock, aircraft, goods in transit and Inventory sold in the ordinary course of business as permitted by Section 4.13 of this Security Agreement. Except as otherwise specified in Schedule 2, all Inventory and Equipment has been located at the address specified on Schedule 2 at all times during the four-month period prior to the date hereof while owned by the Borrower. All Inventory has been and will be produced in compliance with the Fair Labor Standards Act, 29 U.S.C. " 201-
219. No Inventory is evidenced by a negotiable document of title, warehouse receipt or bill of lading. No non-negotiable document of title, warehouse receipt or bill of lading has been issued to any person other than the Borrower, and the Borrower has retained possession of all of such non-negotiable documents, warehouse receipts and bills of lading. No amount payable under or in connection with any of the Collateral is evidenced by promissory notes or other instruments. The real estate listed in Schedule 3 constitutes all existing Real Estate.

                                    -III.8-

     Section 3.6  Trade Names. Any and all trade names, division names, assumed
                  -----------
names or other names under which the Borrower transacts, or within the four-month period prior to the date hereof has transacted, business are specified on
Schedule 4.

                                  ARTICLE IV
                                   COVENANTS

     The Borrower covenants and agrees with the Bank that until the payment in full of all Obligations and until there is no commitment by the Bank to make further advances, incur obligations or otherwise give value, the Borrower will comply with the following.

     Section 4.1  Perfection of Security Interests. The Borrower will, at its
                  --------------------------------
expense, cause all filings and recordings and other actions specified on
Schedule 5 to have been completed on or prior to the date of the first advance under the Loan Agreement.

     Section 4.2  Further Actions.
                  ---------------

                  (a) At all times after the date of the first advance under the Loan Agreement, the Borrower will, at its expense, comply with the following:

                      (i) as to all Receivables, Other Intangibles, Equipment and Inventory, it will cause UCC financing statements and continuation statements to be signed as required by the Bank for filing in all applicable jurisdictions as required to perfect the security interests granted to the Bank hereunder, to the extent that applicable law permits perfection of a security interest by filing under the UCC;

                      (ii) as to all Proceeds, it will cause all UCC financing statements and continuation statements to be signed as required by the Bank for filing in accordance with clause (i) above to include a statement or a checked box indicating that Proceeds of all items of Collateral described therein are covered;

                      (iii) upon the request of the Bank, it will ensure that the provisions of Section 2.4 are complied with;

                      (iv) as to any amount payable under or in connection with any of the Collateral which shall be or shall become evidenced by any promissory note or other instrument, the Borrower will immediately pledge and deliver such note or other instrument to the Bank as part of the Collateral, duly endorsed in a manner satisfactory to the Bank;

                      (v) as to all leasehold interests acquired after the date hereof with respect to Secured Projects, the Borrower will execute and deliver Assignments of Lease as required by Section 2.3 of the Loan Agreement; and

                      (vi) as to all Patents, Patent Licenses, Trademarks or Trademark Licenses, the Borrower will effect the recordation or renewal of the recordation of the security interests of the Bank therein so as to maintain valid and perfected security interests therein under all applicable state and United States federal laws.

                                    -III.9-

               (b) The Borrower will, from time to time and at its expense, execute, deliver, file or record such financing statements pursuant to the Uniform Commercial Code, applications for certificates of title and such other statements, assignments, instruments, documents, agreements or other papers and take any other action that may be necessary or desirable, or that the Bank may reasonably request, in order to create, preserve, perfect, confirm or validate the security interests, to enable the Bank to obtain the full benefits of this Security Agreement or to enable it to exercise and enforce any of its rights, powers and remedies hereunder, including, without limitation, its right to take possession of the Collateral, and will use its best efforts to obtain such waivers from landlords and mortgagees as the Bank may request.

               (c) To the fullest extent permitted by law, the Borrower authorizes the Bank to sign and file financing and continuation statements and amendments thereto with respect to the Collateral without its signature thereon.

     Section 4.3  Change of Name, Identity or Structure. The Borrower will not
                  -------------------------------------
change its name, identity or corporate structure in any manner and, except as set forth on Schedule 4, will not conduct its business under any trade, assumed or fictitious name unless it shall have given the Bank at least thirty days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend any financing statement or continuation statement relating to the security interests granted hereby in order to preserve such security interests and to effectuate or maintain the priority thereof against all Persons.

     Section 4.4  Place of Business and Collateral. The Borrower will not change
                  --------------------------------
the location of (i) its places of business, (ii) its chief executive office and principal place of business or (iii) the office or other locations where it keeps or holds any Collateral or any records relating thereto from the applicable location listed on Schedule 1 or 2 hereto unless, prior to such change, it notifies the Bank of such change, complies with all UCC requirements of Section 4.2 and takes all other action necessary or that the Bank may reasonably request to preserve, perfect, confirm and protect the security interests granted hereby. The Borrower will in no event change the location of any Collateral if such change would cause the security interest granted hereby in such Collateral to lapse or cease to be perfected.

     Section 4.5  Fixtures. The Borrower will not permit any Equipment to become
                  --------
a fixture unless it shall have given the Bank at least ten days' prior written notice thereof and shall have taken all such action and delivered or caused to be delivered to the Bank all instruments and documents, including, without limitation, waivers and subordination agreements by any landlords and mortgagees, and filed all financing statements necessary or reasonably requested by the Bank, to preserve and protect the security interest granted herein and to effectuate or maintain the priority thereof against all Persons.

     Section 4.6  Maintenance of Records. The Borrower will keep and maintain at
                  ----------------------
its own cost and expense complete books and records relating to the Collateral which are satisfactory to the Bank including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all of its other dealings with the Collateral. The

                                   -III.10-

Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Bank's further security, the Borrower agrees that the Bank shall have a special property interest in all of the Borrower's books and records pertaining to the Collateral and the Borrower shall deliver and turn over any such books and records to the Bank or to its representatives, upon reasonable prior notice by the Bank.

     Section 4.7    Compliance with Laws, etc. The Borrower will comply, in all
                    -------------------------
material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental body, agency or official applicable to the Collateral or any part thereof or to the operation of the Borrower's business except to the extent that the failure to comply would not have a material adverse effect on the financial or other condition of the Borrower; provided, however, that the Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Bank adversely affect the Bank's rights or the first priority of its security interest in the Collateral.

     Section 4.8    Payment of Taxes, etc. The Borrower will pay promptly when
                    ---------------------
due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such tax, assessment or charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings and (ii) it is adequately reserved against in accordance with GAAP.

     Section 4.9    Compliance with Terms of Accounts, Contracts and Licenses.
                    ---------------------------------------------------------
The Borrower will perform and comply in all material respects with all of its obligations under and, all agreements relating to the Collateral to which it is a party or by which it is bound.

     Section 4.10   Limitation on Liens on Collateral. The Borrower will not
                    ---------------------------------
create, permit or suffer to exist, and will defend the Collateral and the Borrower's rights with respect thereto against and take such other action as is necessary to remove, any Lien, security interest, encumbrance, or claim in or to the Collateral other than the security interests created hereunder and any Permitted Lien.

     Section 4.11   Limitations on Modifications of Receivables and Other
                    -----------------------------------------------------
Intangibles; No Waivers or Extensions. The Borrower will not (i) amend, modify,
- -------------------------------------
terminate or waive any provision of any material Receivable or Other Intangible in any manner which might have a materially adverse effect on the value of such Receivable or Other Intangible as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each Receivable and Other Intangible or (iii) fail to deliver to the Bank a copy of each material demand, notice or document received by it relating in any way to any Receivable or Other Intangible. The Borrower will not, without the Bank's prior written consent, grant any extension of the time of payment of any Receivable or amounts due under any material Other Intangible, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon other than trade discounts granted in the normal course of business, except such as in the reasonable judgment of the Borrower are advisable to enhance the collectibility thereof.

                                   -III.11-

     Section 4.12   Maintenance of Insurance. The Borrower will maintain with
                    ------------------------
financially sound insurance companies licensed to do business in the state in which its principal office is located and in each of those states in which the Collateral is located insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar business for an amount satisfactory to the Bank and (ii) insuring the Borrower and the Bank against liability for personal injury arising from, and property damage relating to, such Inventory and Equipment, such policies to be in such form and to cover such amounts as may be satisfactory to the Bank, with losses payable to the Borrower and the Bank as their respective interests may appear. The Borrower shall, if so requested by the Bank, deliver to the Bank as often as the Bank may reasonably request a report of the Borrower or, if requested by the Bank, of an insurance broker satisfactory to the Bank of the insurance on the Inventory and Equipment. All insurance with respect to the Inventory and the Equipment shall
(i) contain a standard mortgagee clause in favor of the Bank, (ii) provide that any loss shall be payable in accordance with the terms thereof notwithstanding any act of the Borrower which might otherwise result in forfeiture of such insurance and that the insurer waives all rights of set-off, counterclaim, deduction or subrogation against the Borrower, (iii) provide that no cancellation, reduction in amount or change in coverage therefor shall be effective until at least 30 days after receipt by the Bank of written notice thereof and (iii) provide that the Bank may, but shall not be obligated to, pay premiums in respect thereof.

     Section 4.13 Limitations on Dispositions of Collateral. The Borrower will not directly or indirectly (through the sale of stock, merger or otherwise) without the prior written consent of the Bank sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (i) sales of Inventory in the ordinary course of its business for fair value in arm's-length transactions and (ii) so long as no Default has occurred and is continuing, dispositions in a commercially reasonable manner of Equipment which has become redundant, worn out or obsolete or which should be replaced so as to improve productivity, so long as the proceeds of any such disposition are (a) used to acquire replacement equipment which has comparable or better utility and equivalent or better value and which is subject to a first priority security interest in favor of the Bank therein, except as permitted by Section 4.9 or (b) applied to repay the Obligations. The inclusion of Proceeds of the Collateral under the security interests granted hereby shall not be deemed a consent by the Bank to any sale or disposition of any Collateral other than as permitted by this Section 4.13.

     Section 4.14   Further Identification of Collateral. The Borrower will
                    ------------------------------------
furnish to the Bank from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Bank may reasonably request.

     Section 4.15   Notices. The Borrower will advise the Bank promptly and in
                    -------
reasonable detail, (i) of any Lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the aggregate value of the Collateral or on the security interests granted to the Bank in this Security Agreement.

                                   -III.12-

     Section 4.16   Change of Law. The Borrower shall promptly notify the Bank
                    -------------
of any fact or circumstance known to it, including any change in Borrower's principal place of business, which (i) would necessitate a change in the place and manner of filings affecting the validity, perfection or priority of the security interests granted hereby, (ii) require a change in the procedures to be followed in order to maintain and protect such validity, perfection and priority, or (iii) could result in the Bank not having a perfected security interest in any of the Collateral;

     Section 4.17   Right of Inspection. The Bank shall at all times have full
                    -------------------
and free access during normal business hours to all the books, correspondence and records of the Borrower, and the Bank or its representatives may examine the same, take extracts therefrom, make photocopies thereof and have such discussions with officers, employees [and public accountants] of the Borrower as the Bank may deem necessary, and the Borrower agrees to render to the Bank, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Bank and its representatives shall at all times also have the right to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or protecting interests of the Bank therein.

     Section 4.18   Maintenance of Equipment. The Borrower will, at its expense,
                    ------------------------
generally maintain the Equipment in good operating condition, ordinary wear and tear excepted.

     Section 4.19   Covenants Regarding Patent and Trademark Collateral.
                    ---------------------------------------------------

                    (a) At such time as the Borrower shall acquire any Patents or Trademarks, it will comply with the terms, covenants and warranties of this
Section 4.19.

                    (b) The Borrower (either itself or through licensees) will, unless the Borrower shall reasonably determine that a Trademark is of negligible economic value to the Borrower, (A) continue to use each Trademark on each and every Trademark class of goods applicable to its current products and services as reflected in its current catalogs, brochures and price lists in order to maintain each Trademark in full force and free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under each Trademark, (C) employ each Trademark with the appropriate notice of registration, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                    (c) The Borrower will not, unless the Borrower shall reasonably determine that a Patent is of negligible economic value to the Borrower, do any act, or omit to do any act, whereby any Patent may be abandoned or dedicated.

                    (d) The Borrower shall notify the Bank immediately if its knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any Patent or Trademark, its right to register the same or keep and maintain the same.

                                   -III.13-

                    (e) In no event shall the Borrower, either itself or through any agent, employee, licensee or designee, file an application for registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Bank and, upon request of the Bank, executes and delivers any and all agreements, instruments, documents and papers as the Bank may request to evidence the Bank's security interest in such Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Bank its attorney-in-fact to execute and file all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed. Such power being coupled with an interest is irrevocable until the Obligations are paid and satisfied in full.

                    (f) The Borrower will take all necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

                    (g) If any of the Patent and Trademark Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Bank after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent and Trademark Collateral is of negligible economic value to the Borrower, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or to take such other action as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent and Trademark Collateral.

     Section 4.20   Reimbursement Obligation. Should the Borrower fail to comply
                    ------------------------
with the provisions of the Loan Agreement, this Security Agreement, any other Collateral Document to which it is a party or any other agreement relating to the Collateral such that the value of any Collateral or the validity, perfection, rank or value of any security interest granted to the Bank hereunder or thereunder is thereby diminished or potentially diminished or put at risk (as reasonably determined by the Bank), the Bank on behalf of the Borrower may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Bank for the cost thereof on demand, and interest shall accrue on such reimbursement obligation from the date the relevant costs are incurred until reimbursement thereof in full at the Signet Rate.

                                   ARTICLE V
                         REMEDIES; RIGHTS UPON DEFAULT

     Section 5.1    UCC Rights. If any Event of Default shall have occurred, the
                    ----------
Bank may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC and all other rights available to the Bank at law or in equity.


                                   -III.14-

     Section 5.2    Payments on Collateral. Without limiting the rights of the
                    ----------------------
Bank under any other provision of the Security Agreement, if an Event of Default shall occur and be continuing:

                         (i)  all payments received by the Borrower under or in
connection with any of the Collateral shall be held by the Borrower in trust for the Bank, shall be segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower be turned over to the Bank, in the same form as received by the Borrower (duly indorsed by the Borrower to the Bank, if required to permit collection thereof by the Bank); and

                         (ii) all such payments received by the Bank (whether
from the Borrower or otherwise) may, in the sole discretion of the Bank, be held by the Bank as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Bank to the payment of the expenses and Obligations as set forth in Section 5.10.

     Section 5.3    Possession of Collateral. In furtherance of the foregoing,
                    ------------------------
the Borrower expressly agrees that, if an Event of Default shall occur and be continuing, the Bank may (i) by judicial powers, or without judicial process if it can be done without breach of the peace, enter any premises where any of such Collateral is or may be located, and without charge or liability to the Bank seize and remove such Collateral from such premises and (ii) have access to and use of the Borrower's books and records relating to such Collateral.

     Section 5.4    Sale of Collateral.
                    ------------------

                    (a) The Borrower expressly agrees that if an Event of Default shall occur and be continuing, the Bank, without demand of performance or other demand or notice of any kind (except the notice specified below of the time and place of any public or private sale) to the Borrower or any other Person (all of which demands and/or notices are hereby waived by the Borrower), may forthwith collect, receive, appropriate and realize upon the Collateral and/or forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Bank or elsewhere in such manner as is commercially reasonable and as the Bank may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold. The Borrower further agrees, at the Bank's request, to assemble the Collateral, and to make it available to the Bank at places which the Bank may reasonably select. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Bank arising out of the foreclosure, repossession, retention or sale of the Collateral.

                    (b) Unless the Collateral threatens to decline speedily in value or is of a type customarily sold in a recognized market, the Bank shall give the Borrower ten days written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or any portion thereof being sold, will first be offered for sale and (iii) in the case of a private


                                   -III.15-
sale, state the day after which such sale may be consummated. The Bank shall not be required or obligated to make any such sale pursuant to any such notice. The Bank may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of failure of such purchaser to pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice.

     Section 5.5    Rights of Purchasers. Upon any sale of the Collateral
                    --------------------
(whether public or private), the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser (including the Bank) at any such sale shall hold the Collateral so sold free from any claim or right of whatever kind, including any equity or right of redemption of the Borrower, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, including, without limitation, the right to redeem the Collateral under Section 9-506 of the UCC, and any right to a judicial or other stay or approval which it has or may have under any law now existing or hereafter adopted.

     Section 5.6    Additional Rights of the Bank.
                    -----------------------------

                    (a) The Bank shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Security Agreement and may proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon and sell the Collateral or any part thereof pursuant to the judgment or decree of a court of competent jurisdiction.

                    (b) The Bank shall, to the extent permitted by law and without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Obligations or the then value of the Collateral, and without requiring any bond from any party to such proceedings, be entitled to the appointment of a special receiver or receivers (who may be the Bank) for the Collateral or any part thereof and for the rents, issues, tolls, profits, royalties, revenues and other income therefrom, which receiver shall have such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the Bank, and the Borrower irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

     Section 5.7    Remedies Not Exclusive.
                    ----------------------

                    (a) No remedy conferred upon or reserved to the Bank in this Security Agreement is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law, in equity or by statute.

                    (b) If the Bank shall have proceeded to enforce any right, remedy or power under this Security Agreement and the proceeding for the enforcement thereof shall have

                                   -III.17-
been discontinued or abandoned for any reason or shall have been determined adversely to the Bank, the Borrower and the Bank shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights under this Security Agreement, and thereafter all rights, remedies and powers of the Bank shall continue as though no such proceedings had been taken.

                    (c) All rights of action under this Security Agreement may be enforced by the Bank without the possession of any instrument evidencing any Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Bank shall be brought in its name and any judgment shall be held as part of the Collateral.

     Section 5.8    Waiver and Estoppel.
                    -------------------

                    (a) The Borrower, to the extent it may lawfully do so, agrees that it will not at any time in any manner whatsoever claim or take the benefit or advantage of any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law now or hereafter in force permitting it to direct the order in which the Collateral shall be sold which may delay, prevent or otherwise affect the performance or enforcement of this Security Agreement and the Borrower hereby waives the benefits or advantage of all such laws, and covenants that it will not hinder, delay or impede the execution of any power granted to the Bank in this Security Agreement but will permit the execution of every such power as though no such law were in force; provided that nothing contained in this Section 5.8 shall be construed as a
- --------
waiver of any rights of the Borrower under any applicable federal bankruptcy law.

                    (b) The Borrower, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Security Agreement and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

                    (c) The Borrower, to the extent it may lawfully do so, waives presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder) in connection with this Security Agreement and any action taken by the Bank with respect to the Collateral.

     Section 5.9    Power of Attorney. The Borrower hereby irrevocably
                    -----------------
constitutes and appoints the Bank, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Bank's reasonable discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Bank the power and right, on behalf of the Borrower, without notice to or assent by the Borrower to do the following:

                                   -III.17-

                         (i)   to pay or discharge taxes, liens, security
interests or other encumbrances levied or placed on or threatened against the Collateral;

                         (ii)  to effect any repairs or any insurance called for
by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                         (iii) upon the occurrence and continuance of any Event
of Default and otherwise to the extent provided in this Security Agreement, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to come due thereunder directly to the Bank or as the Bank shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise and adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which such Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Bank shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Bank were the absolute owner thereof for all purposes, and to do, at the Bank's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Bank deems necessary to protect, preserve or realize upon the Collateral and the Bank's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

     The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     Section 5.10   Application of Proceeds. The Bank shall retain the net
                    -----------------------
proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Collateral and, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care and safekeeping of any or all of the Collateral or in any way relating to the rights of the Bank hereunder, including reasonable attorneys' fees and legal expenses, apply such net proceeds to the payment in whole or in part of the Obligations in such order as the Bank may elect, the Borrower remaining liable for any amount remaining unpaid (and any attorneys fees paid by the Bank in collecting such deficiency) after such application. Only after applying such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Bank account for the surplus, if any, to the Borrower or to whomsoever may be lawfully entitled to the same.

                                   -III.18-

                                  ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1    Notices. Unless otherwise specified herein, all notices,
                    -------
requests or other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth on the signature pages hereof or any other address or which such party shall have specified for the purpose of communications hereunder by notice to the other parties hereunder. Each such notice, request or other communication shall be effective (i) if given by mail, three days after such communication is deposited, certified or registered, in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by other means, when delivered at the address specified in this Section 6.1.

     Section 6.2    No Waivers. No failure on the part of the Bank to exercise,
                    ----------
no course of dealing with respect to, and no delay in exercising any right, power or privilege under this Security Agreement or any document or agreement contemplated hereby shall operate as a waiver thereof or shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     Section 6.3    Compensation and Expenses of the Bank. The Borrower shall
                    -------------------------------------
pay to the Bank from time to time upon demand, all of the fees, costs and expenses incurred by the Bank (including, without limitation, the reasonable fees and disbursements of counsel and any amounts payable by the Bank to any of its agents, whether on account of fees, indemnities or otherwise) (i) arising in connection with the preparation, administration, modification, amendment, waiver or termination of this Security Agreement or any document or agreement contemplated hereby or any consent or waiver hereunder or thereunder or (ii) incurred in connection with the administration of this Security Agreement, or any document or agreement contemplated hereby, or in connection with the administration, sale or other disposition of Collateral hereunder or under any document or agreement contemplated hereby or the preservation, protection or defense of the rights of the Bank in and to the Collateral.

     Section 6.4    Indemnification. The Borrower shall at all times hereafter
                    ---------------
indemnify, hold harmless and, on demand, reimburse the Bank, its subsidiaries, affiliates, successors, assigns, officers, directors, employees and agents, and their respective heirs, executors, administrators, successors and assigns (all of the foregoing parties, including, but not limited to, the Bank, being hereinafter collectively referred to as the "Indemnities" and individually as an "Indemnity") from, against and for any and all liabilities, obligations, claims, damages, actions, penalties, causes of action, losses, judgments, suits, costs, expenses and disbursements, including, without limitation, attorney's fees (any and all of the foregoing being hereinafter collectively referred to as the "Liabilities" and individually as a "Liability") which the Indemnities, or any of them, might be or become subjected, by reason of, or arising out of the preparation, execution, delivery, modification, administration or enforcement of, or performance of the Bank's rights under, this Security Agreement or any other document, instrument or agreement contemplated hereby or executed in connection herewith; provided that the Borrower shall not be liable to any
                     --------
Indemnity for any Liability caused solely by the gross negligence or willful misconduct of such Indemnity. In no event shall any Indemnity, as a condition to

                                   -III.19-
enforcing its rights under this Section 6.4 or otherwise, be obligated to make a claim against any other Person (including, without limitation, the Bank) to enforce its rights under this Section 6.4.

     Section 6.5    Amendments, Supplements and Waivers. The parties hereto may,
                    -----------------------------------
from time to time, enter into written agreements supplemental hereto for the purpose of adding any provisions to this Security Agreement, waiving any provisions hereof or changing in any manner the rights of the parties.

     Section 6.6    Successors and Assigns. This Security Agreement shall be
                    ----------------------
binding upon and inure to the benefit of each of the parties hereto and shall inure to the benefit of the Bank's successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Security Agreement or any Collateral.

     Section 6.7    Limitation of Law; Severability.
                    -------------------------------

                    (a) All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                    (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

     Section 6.8    Governing Law. This Security Agreement shall be governed by
                    -------------
and construed in accordance with the laws of the State of Maryland, except as set forth below, without regard to any choice of law principles which, but for this provision, would require the application of the law of another jurisdiction and regardless of where executed or delivered, where payable or paid, where any cause of action accrues in connection with this transaction, where any action or other proceeding involving this Security Agreement is instituted or pending, or whether the laws of the State of Maryland otherwise would apply the laws of another jurisdiction; provided, however, that the Bank's remedies against any Collateral located outside the State of Maryland will be interpreted, construed, applied and enforced according to, and will be governed by, the laws of the state where such other property is situated. Borrower consents to the jurisdiction of an appropriate court of the State of Maryland or of the applicable United States District Court, in any action relating to the validity and enforceability of this Security Agreement.

     Section 6.9    Counterparts; Effectiveness. This Security Agreement may be
                    ---------------------------
signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Security Agreement shall become effective when the Bank shall receive counterparts executed by itself and the Borrower.

                                   -III.20-

     Section 6.10   Termination; Survival. This Security Agreement shall
                    ---------------------
terminate when the security interests granted hereunder have terminated and the Collateral has been released as provided in Section 2.6, provided that the
                                                         --------
obligations of the Borrower under any of Section 4.20, Section 6.3 and Section
6.4 shall survive any such termination.

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                   SILVER DINER/BORROWER:
                                   ---------------------
ATTEST:
[Corporate Seal]
                                   SILVER DINER, INC., a Delaware corporation


                                   By:    ______________________________________
                                   Name:  Robert T. Giaimo
                                   Title: President


                                   Silver Diner Development, Inc., a Virginia corporation

                                   By:    ______________________________________
                                          Robert T. Giaimo, President


                                   Silver Diner Potomac Mills, Inc., a Virginia corporation

                                   By:    ______________________________________
                                          Robert T. Giaimo, President


                                   Silver Diner Limited Partnership, a Virginia limited partnership

                                   By:    Silver Diner Development, Inc., its
                                          general partner

                                   By:    ______________________________________
                                          Robert T. Giaimo



                                   -III.21-

                                  Schedule 1
                                  ----------

                 Borrower Parties' Chief Executive Offices and
                 ---------------------------------------------
           Location of Records of Receivables and Other Intangibles
           --------------------------------------------------------


                              Silver Diner, Inc.
                             11806 Rockville Pike
                           Rockville, Maryland 20852
                                (301) 770-0333



                Borrower Parties' Principal Places of Business
                ----------------------------------------------

                              Silver Diner, Inc.
                             11806 Rockville Pike
                           Rockville, Maryland 20852

                        Silver Diner Development, Inc.
                             11806 Rockville Pike
                           Rockville, Maryland 20852

                       Silver Diner Potomac Mills, Inc.
                             14375 Smoketown Road
                           Dale City, Virginia 22192

                       Silver Diner Limited Partnership
                             11806 Rockville Pike
                           Rockville, Maryland 20852


                                   -III.22-

                                  Schedule 2
                                  ----------

                     Locations of Equipment and Inventory
                     ------------------------------------


          2131 Route 38, Cherry Hill, New Jersey 08002

          3200 N. Wilson Boulevard, Arlington County, Arlington, Virginia 22201

          12251 Fair Lakes Parkway, Fairfax County, Fairfax, Virginia 22033

          14550 Baltimore Avenue, Laurel, Maryland 20707

          8150 Porter Road, Fairfax County, Falls Church, Virginia 22042

          11806 Rockville Pike, Rockville, Maryland 20852

          14375 Smoketown Road, Prince William County, Dale City, Virginia 22192

          6592 Springfield Mall, Fairfax County, Springfield, Virginia 22150

          825 Dulaney Valley Road, Towson, Maryland 21204

          8101 Fletcher Street, Fairfax County, McLean, Virginia 22102

          Shopping Center at the corner of Silverbrook Road and Virginia Beach Boulevard, Virginia Beach, Virginia (zip)____


                                   -III.23-

                                  Schedule 3
                                  ----------

                                  Real Estate
                                  -----------

(Those Leases designated with an "*" are "Secured Projects" and those Leases designated with an "* - MD" are "Secured Projects- Maryland" as such terms are used and defined in the Amended Loan Agreement.)

     *    1.   Cherry Hill, New Jersey - 2131 Route 38, Cherry Hill, NJ 08002

               a. Lease dated September 30, 1996 between Cherry Hill Associates, L.P. and Silver Diner Development, Inc.

               b. Hillview Shopping Center, LLC, is successor-in-interest to Cherry Hill Associates, L.P.

     *    2.   Clarendon, Arlington County, Virginia - 3200 N. Wilson Boulevard,
               Arlington, VA 22201

               a. Lease dated February 12, 1996 between Wilson Limited Partnership and Silver Diner Development, Inc.

     *    3.   Fair Oaks, Fairfax County, Virginia - 12251 Fair Lakes Parkway,
               Fairfax, VA 22033

               a. Ground Lease dated July 12, 1994 between F.L. Promenade L.P. and Silver Diner Development, Inc.

               b.   First Amendment to Ground Lease dated February 15, 1995

               c.   Second Amendment to Ground Lease dated April 4, 1995

                    Overbank, LLC is successor-in-interest to F.L. Promenade
                    L.P.

     *-MD 4. Laurel, Prince George's County, Maryland - 14550 Baltimore Avenue, Laurel, MD 20707

               a. Lease dated January 26, 1990 between CG Beltsville Limited Partnership and Silver Diner Limited Partnership

               b.   Amendment dated October 31, 1995

                                   -III.24-

     *    5.   Merrifield, Fairfax County, Virginia - 8150 Porter Road, Falls
               Church, VA 22042

               a. Agreement of Lease dated September 14, 1995 by and between 2909 Gallows LC and Silver Diner Development, Inc.

   *-MD   6.   Mid-Pike Plaza, Montgomery County, Rockville, Maryland - 11806
               Rockville Pike, Rockville, MD 20852

               a. Lease Agreement dated July 13, 1998 between Federal Realty Investment Trust and Silver Diner Limited Partnership

               b.   Lease Modification Agreement dated August 17, 1988

               c.   Second Lease Modification Agreement dated February 3, 1989

               d.   Third Amendment to Lease dated January 20, 1993

               e.   Fourth Lease Modification Agreement dated October 17, 1994

     *    7.   Potomac Mills, Prince William County, Virginia (Two Parcels) -
               14375 Smoketown Road, Dale City, VA 22192

               a. Lease dated June 10, 1991 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               b. First Amendment to Lease dated October 14, 1991 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               c. Second Amendment to Lease dated October 30, 1995, effective June 10, 1991, between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc.

               d. Lease dated May 27, 1992 between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc. (parking lot)

               e. Amendment to Lease dated October 30, 1995, effective June 10, 1991, between Robert Giaimo Development, Inc. and Silver Diner Potomac Mills, Inc. (parking lot)


                                   -III.25-

     *    8.   Springfield Mall, Springfield, Virginia - 6592 Springfield Mall,
               Springfield, VA 22150

               a. Lease dated May 1, 1996 between Franconia Associates and Silver Diner Development, Inc.

                    Franconia Two, L.P. is successor-in-interest to Franconia Associates.

   *-MD   9.   Towson Town Center, Towson, Maryland - 825 Dulaney Valley Road,
               Towson, MD 21204

               a. Lease Agreement dated January 30, 1992 between Towson Town Center Associates and Silver Diner Development, Inc.

     * 10. Tysons Corner, Fairfax County, Virginia - 8101 Fletcher Street, McLean, Virginia 22102

               a. Ground Lease dated December 29, 1994 by and between Lehndorff Tysons Joint Venture and Silver Diner Development, Inc.


               b. First Amendment to Lease dated May 14, 1995 by and between Lehndorff Tysons Joint Venture and Silver Diner Development, Inc.

               c.  Tysons Corner LLC is the successor-in-interest to Lehndorff
                    Tysons Joint Venture.

Pending Projects as of the date of the Amended Loan Agreement:

          1. Virginia Beach, Virginia - Shopping Center Pad Site at the corner of Silverbrook Road and Virginia Beach Boulevard.

               a. Lease dated August 11, 1999 between Interface Properties, Inc. and Silver Diner Development, Inc.

                    CI Virginia Beach Limited Partnership is the successor-in-interest to Interface Properties, Inc.

          2. Lakeforest Mall, Gaithersburg, Maryland - Store Number 149, lower level of Building E a Lease dated November 2, 1999 between Lakeforest Associates LLC and Silver Diner Development, Inc.

This Schedule of Leases does not identify Subordination, Non-Disturbance and Attornment Agreements entered into between the tenants and landlords. This Schedule of Leases shall be amended from time to time by the addition of Leases for New Projects, as defined in the Amended Loan Agreement. All Leases for New Projects, other than Build-to-Suit Projects, are


                                   -III.26-

Secured Projects under the Amended Loan Agreement and shall be designated as such by asterisk.


                                   -III.27-

                                  Schedule 4
                                  ----------

                       Trade Names, Division Names, etc.
                       --------------------------------


Silver Diner

Silver Diner Development, Inc.

Silver Diner Limited Partnership

Silver Diner Potomac Mills, Inc.

Robert Giaimo Leasing, Inc.

Robert Giaimo Development, Inc.


                                   -III.28-

                                  Schedule 5
                                  ----------

                        Required Filings and Recordings
                        -------------------------------



State of Maryland Department of Assessments and Taxation - UCC Division

Circuit Court of Baltimore, Prince George's and Montgomery Counties, Maryland - UCC Division Virginia State Corporation Commission -UCC Division

Circuit Court of Fairfax, Arlington, and Prince William Counties and the City of Virginia Beach, Virginia - UCC Division

Department of the Treasury of New Jersey - UCC Division

Clerk of Camden County, New Jersey - UCC Division


                                   -III.29-

                                 ATTACHMENT IV
                               TO LOAN AGREEMENT


                               STATE OF MARYLAND
                                  FORM UCC-1

FINANCING STATEMENT
                                               Identifying File No. ____________

 ALL INFORMATION MUST BE TYPEWRITTEN OR PRINTED IN INK. SIGNATURES MUST BE IN
                                     INK.

- ------------------------------------------------------
If transaction or transactions wholly or partially
subject to recordation tax indicate amount of taxable
debt here. $_________________                             Total debt____________
- -------------------------------------------------------

This financing statement Dated __________________, 1999 is presented to a filing officer for filing pursuant to the Uniform Commercial Code.

1. DEBTOR
       Name    ________________________________________________________________

       Address ________________________________________________________________

2. SECURED PARTY

       Name    _________________________________________________________________

       Address _________________________________________________________________

               _________________________________________________________________
                   Person And Address To Whom Statement Is To Be Returned If
                                   Different From Above.

3. 9-401 (1) (c)
       i - County where debtor's principal place of business is ________________ ii - Debtor's County residence of State __________________________________
     iii - Or if no residence or place of business, state that this paragraph does not apply ______________________________________________________

4. This financing statement covers the following types (or items) of property:
   (list)


CHECK [X] THE LINES WHICH APPLY

5. [_] (If collateral is crops) The above described crops are growing or are to be grown on: (describe real estate)


   [_] (If collateral is goods which are or are to become fixtures) The above goods are affixed or to be affixed to: (describe real estate)

                                              ----------------------------------
                                              Name and address of Assignee


                                              ----------------------------------

   [_] (Proceeds of collateral are also  [_] (Products of collateral are
       covered)                              also covered)

                                                                      See back
                                                                      on "How to
                                                                      File"
_______________________________________
     (Signature of Debtor)

_______________________________________
     Type or Print Name on Above Line

_______________________________________       _________________________________
     (Signature of Debtor)                        (Signature of Secured Party)

_______________________________________       _________________________________
     Type of Print Name on Above Line          Type of Print Name on Above Line

                                    -IV.1-

- -------------------------------------------------      -----------------------
This FINANCING STATEMENT is presented to a Filing      Maturity date (if any):
Officer for filing pursuant to the Uniform
Commercial Code
- -------------------------------------------------      -------------------------
   FOR OFFICE USE ONLY  Debtor(s) Name (Last Name,     Maturity date (if any):
                        First) Complete Address
                                                       -------------------------

                        --------------------------------------------------------
                                                        FOR OFFICE USE ONLY



                        -------------------------------
                         Secured Party(ies) and
                         Complete Address



                        -------------------------------
                         Assignee(s) of Secured Party
                         and Complete Address



                        -------------------------------


- --------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:





- --------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.
a.  Description of real estate (Sufficient to identify the property).



b.  Name and complete address of record owner.



- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
a. ( ) Proceeds of Collateral are also covered.        b. ( ) Products of Collateral are also covered.  No. of additional sheets presented. ( )
- ------------------------------------------------------------------------------------------------------------------------------------
   ( )  Filed with Register of Deeds and Mortgages of                        County.                    (  ) Secretary of State.

   ( )  Filed with the County Clerk of                                       County.
- ------------------------------------------------------------------------------------------------------------------------------------
                      Signature(s) of Debtor(s)                                Signature(s) of Secured Party(ies) or Assignee(s)

______________________________________________________________    __________________________________________________________________

______________________________________________________________    __________________________________________________________________

DEBTOR COPY - This form of statement is approved by the Secretary of State of New Jersey.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1. (Rev. 9/81)

                                    -IV.2-

- -------------------------------------------------      -----------------------
This FINANCING STATEMENT is presented to a Filing      Maturity date (if any):
Officer for filing pursuant to the Uniform
Commercial Code
- -------------------------------------------------      -------------------------
   FOR OFFICE USE ONLY  Debtor(s) Name (Last Name,     Maturity date (if any):
                        First) Complete Address
                                                       -------------------------

                        --------------------------------------------------------
                                                        FOR OFFICE USE ONLY



                        -------------------------------
                         Secured Party(ies) and
                         Complete Address



                        -------------------------------
                         Assignee(s) of Secured Party
                         and Complete Address



                        -------------------------------


- --------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:





- --------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.
a.  Description of real estate (Sufficient to identify the property).



b.  Name and complete address of record owner.



- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
a. ( ) Proceeds of Collateral are also covered.        b. ( ) Products of Collateral are also covered.  No. of additional sheets presented. ( )
- ------------------------------------------------------------------------------------------------------------------------------------
   ( )  Filed with Register of Deeds and Mortgages of                        County.                    (  ) Secretary of State.

   ( )  Filed with the County Clerk of                                       County.
- ------------------------------------------------------------------------------------------------------------------------------------
                      Signature(s) of Debtor(s)                                Signature(s) of Secured Party(ies) or Assignee(s)

______________________________________________________________    __________________________________________________________________

______________________________________________________________    __________________________________________________________________

FILING OFFICER COPY - This form of statement is approved by the Secretary of State of New Jersey.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1. (Rev. 9/81)

                                    -IV.3-

- -------------------------------------------------      -----------------------
This FINANCING STATEMENT is presented to a Filing      Maturity date (if any):
Officer for filing pursuant to the Uniform
Commercial Code
- -------------------------------------------------      -------------------------
   FOR OFFICE USE ONLY  Debtor(s) Name (Last Name,     Maturity date (if any):
                        First) Complete Address
                                                       -------------------------

                        --------------------------------------------------------
                                                        FOR OFFICE USE ONLY



                        -------------------------------
                         Secured Party(ies) and
                         Complete Address



                        -------------------------------
                         Assignee(s) of Secured Party
                         and Complete Address



                        -------------------------------


- --------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:





- --------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.
a.  Description of real estate (Sufficient to identify the property).



b.  Name and complete address of record owner.



- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
a. ( ) Proceeds of Collateral are also covered.        b. ( ) Products of Collateral are also covered.  No. of additional sheets presented. ( )
- ------------------------------------------------------------------------------------------------------------------------------------
   ( )  Filed with Register of Deeds and Mortgages of                        County.                    (  ) Secretary of State.

   ( )  Filed with the County Clerk of                                       County.

- ------------------------------------------------------------------------------------------------------------------------------------

                            TERMINATION STATEMENT

This Statement of termination of financing is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code. The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number above.

                                           _____________________________________

Dated: ____________________________        _____________________________________
                                           (Signature(s) of Secured Party or
                                           Assignee or record-Not valid until
                                           signed)

FILING OFFICER COPY - Filing Officer is requested to note file number, date and hour of filing on this copy and return it to the person filing, as an acknowledgement.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1. (Rev. 9/81)
- --------------------------------------------------------------------------------
This FINANCING STATEMENT is presented to a Filing       Maturity date (if any):
Officer for filing pursuant to the Uniform Commercial
Code
- --------------------------------------------------------------------------------

                                    -IV.4-

- -------------------------------------------------      -----------------------
This FINANCING STATEMENT is presented to a Filing      Maturity date (if any):
Officer for filing pursuant to the Uniform
Commercial Code
- -------------------------------------------------      -------------------------
   FOR OFFICE USE ONLY  Debtor(s) Name (Last Name,     Maturity date (if any):
                        First) Complete Address
                                                       -------------------------

                        --------------------------------------------------------
                                                        FOR OFFICE USE ONLY



                        -------------------------------
                         Secured Party(ies) and
                         Complete Address



                        -------------------------------
                         Assignee(s) of Secured Party
                         and Complete Address



                        -------------------------------


- --------------------------------------------------------------------------------
This financing statement covers the following types (or items) of property:





- --------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.
a.  Description of real estate (Sufficient to identify the property).



b.  Name and complete address of record owner.



- -------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
a. ( ) Proceeds of Collateral are also covered.        b. ( ) Products of Collateral are also covered.  No. of additional sheets presented. ( )
- ------------------------------------------------------------------------------------------------------------------------------------
   ( )  Filed with Register of Deeds and Mortgages of                        County.                    (  ) Secretary of State.

   ( )  Filed with the County Clerk of                                       County.
- ------------------------------------------------------------------------------------------------------------------------------------
                      Signature(s) of Debtor(s)                                Signature(s) of Secured Party(ies) or Assignee(s)

______________________________________________________________    __________________________________________________________________

______________________________________________________________    __________________________________________________________________

SECURED PARTY COPY - This form of statement is approved by the Secretary of State of New Jersey.

STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1. (Rev. 9/81)

                                    -IV.5-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER___________

                         STATE CORPORATION COMMISSION
     (Uniform Commercial Code Division, Box 1197, Richmond, Virginia 23209
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS



  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                               -----------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                               -----------------------------------------------------
                                                                                (    )  AMENDMENT
                                                                               -----------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                               -----------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
                                                                               -----------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee

- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered (  )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:


- ------------------------------------------------------------------------------------------------------------------------------------

_______________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------
  DEBTOR COPY

                                    -IV.6-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER___________

                         STATE CORPORATION COMMISSION
    (Uniform Commercial Code Division, Box 1197, Richmond, Virginia 23209)
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------
                                                                               -----------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                               -----------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                               -----------------------------------------------------
                                                                                (    )  AMENDMENT
                                                                               -----------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                               -----------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
                                                                               -----------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee


- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered (X)
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:


- ------------------------------------------------------------------------------------------------------------------------------------

  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------
  FILING OFFICER COPY

                                     -IV.7-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER___________

                         STATE CORPORATION COMMISSION
    (Uniform Commercial Code Division, Box 1197, Richmond, Virginia 23209)
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                               -----------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                                (    )  AMENDMENT
                                                                               -----------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                               -----------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
                                                                               -----------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee

- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:


- ------------------------------------------------------------------------------------------------------------------------------------

 ______________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------
FILING OFFICER - ACKNOWLEEDGMENT

                                    -IV.8-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER___________

                         STATE CORPORATION COMMISSION
    (Uniform Commercial Code Division, Box 1197, Richmond, Virginia 23209)
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                               -----------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                               -----------------------------------------------------
                                                                                (    )  AMENDMENT
                                                                               -----------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                               -----------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee

- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered (X)
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:


- ------------------------------------------------------------------------------------------------------------------------------------

  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------
  SECURED PARTY COPY

                                    -IV.9-

                         PRINT OR TYPE ALL INFORMATION

 THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER___________

                              UCC RECORDS DIVISION
                          ARLINGTON COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                               -----------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                                ----------------------------------------------------
                                                                                (    )  AMENDMENT
                                                                                ----------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                               -----------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
                                                                               -----------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee

- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:


- ------------------------------------------------------------------------------------------------------------------------------------

  ________________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------
DEBTOR COPY

                                    -IV.10-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                          ARLINGTON COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement. The
  secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                ( X )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------

  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER COPY

                                    -IV.11-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                          ARLINGTON COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER - ACKNOWLEDGEMENT

                                    -IV.12-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                          ARLINGTON COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  SECURED PARTY COPY

                                    -IV.13-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                           FAIRFAX COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  DEBTOR COPY

                                    -IV.14-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                           FAIRFAX COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER COPY

                                    -IV.15-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
________________________

                             UCC RECORDS DIVISION
                           FAIRFAX COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER - ACKNOWLEDGEMENT

                                    -IV.16-

                         PRINT OR TYPE ALL INFORMATION

THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
________________________


                             UCC RECORDS DIVISION
                           FAIRFAX COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  SECURED PARTY COPY

                                    -IV.17-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                        PRINCE WILLIAM COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (    )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (    )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (    )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (    )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (    )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (    )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  DEBTOR COPY

                                    -IV.18-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                        PRINCE WILLIAM COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER COPY

                                    -IV.19-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                        PRINCE WILLIAM COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  FILING OFFICER - ACKNOWLEDGEMENT

                                    -IV.20-

                         PRINT OR TYPE ALL INFORMATION

  THE SECURED PARTY DESIRES THIS FINANCING STATEMENT TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE NO ( ) YES ( ) NAME OF RECORD OWNER
  ________________________

                             UCC RECORDS DIVISION
                        PRINCE WILLIAM COUNTY, VIRGINIA
        FORM FOR ORIGINAL FINANCING STATEMENT AND SUBSEQUENT STATEMENTS

  The Commission stamps the File Number on the Original Financing Statement.
  The secured party must place this same number on all subsequent statements.
- ------------------------------------------------------------------------------------------------------------------------------------
  Index numbers of subsequent statements (For office use only)

- ------------------------------------------------------------------------------------------------------------------------------------
  Name & mailing address of all debtors, trade styles, etc.                     Check the box indicating the kind of statement.
  No other name will be indexed.                                                Check only one box.
  -----------------------------                                                 ------------------

                                                                              ------------------------------------------------------
                                                                                (   )  ORIGINAL FINANCING STATEMENT
                                                                              ------------------------------------------------------
                                                                                (   )  CONTINUATION-ORIGINAL STILL EFFECTIVE
                                                                              ------------------------------------------------------
                                                                                (   )  AMENDMENT
                                                                              ------------------------------------------------------
                                                                                (   )  ASSIGNMENT
                                                                              ------------------------------------------------------
                                                                                (   )  PARTIAL RELEASE OF COLLATERAL
                                                                              ------------------------------------------------------
                                                                                (   )  TERMINATION
- ------------------------------------------------------------------------------------------------------------------------------------
  Name & address of Secured Party                                               Name & address of Assignee



- ------------------------------------------------------------------------------------------------------------------------------------
  Date of maturity if less than five years                                      Check if proceeds of collateral are covered ( X )
- ------------------------------------------------------------------------------------------------------------------------------------
  Description of collateral covered by original financing statement
- ------------------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------
  Space to record an amendment, assignment, release of collateral or a statement to cover collateral brought into Virginia from another jurisdiction.


- ------------------------------------------------------------------------------------------------------------------------------------
  Describe Real Estate if applicable:

- ------------------------------------------------------------------------------------------------------------------------------------


  _____________________________________________

- ------------------------------------------------------------------------------------------------------------------------------------
  Signature of Debtor if applicable (Date)                               Signature of Secured Party if applicable (Date)
- ------------------------------------------------------------------------------------------------------------------------------------

  SECURED PARTY COPY

                                    -IV.21-

                                 ATTACHMENT V
                               TO LOAN AGREEMENT


                      STANDBY LETTER OF CREDIT AGREEMENT
                      ----------------------------------

TO:  BRANCH BANKING AND TRUST COMPANY

         In consideration of your opening at our request a standby letter of credit (hereinafter referred to as the "Credit") in accordance with the application on the reverse hereof, we hereby agree with you as follows:


     1. We will pay you upon demand in the currency in which the Credit is payable, or in United States Dollars at your option, in immediately available funds, all disbursements made by you pursuant to said Credit, and we authorize you to charge any of our accounts with you at any of your branches for all such disbursements. If settlement is not made on the date of disbursement, funds will be advanced under the demand note which we will sign in conjunction with the establishment of this Credit in order to pay the disbursements. Funds advanced under the demand note shall bear interest (based on a 360-day year and actual days elapsed) from date of disbursement until paid in full at a rate per annum specified in the demand note to be established.


     2. In the event that settlement of any disbursements made by you in a currency other than United States Dollars is not made on the date of disbursement, such disbursements shall be converted into United States Dollars at the rate of exchange most favorable to you, measured by your offered rate of such other currency for United States Dollars prevailing on the date of disbursement, and settlement shall be thereafter made to you in United States Dollars together with interest as provided for in Paragraph 1 hereof.

     3. We will pay you in advance, so long as this Credit remains open, a commission of ________________________ to be paid as follows: _________________
_______________________________________________________________________________
_______________________________________________________________________________

     4. Should any of the following events of default occur, and if at the time of any such event there remains any portion of the Credit undisbursed, we shall, upon your demand, pay to you for application to drawings under the Credit the entire amount which has not been drawn: (i) we default in respect of any payment due you under this agreement, (ii) we default in the payment of any indebtedness which we may have for the repayment of borrowed monies, (iii) we become insolvent, fail to pay our debts generally as they become due, make any assignment for the benefit of creditors, file or suffer the filing of any petition or action under the provisions of the Bankruptcy Code or other similar laws for the relief of, or relating to, debtors, (iv) the voluntary or involuntary appointment of a receiver, trustee, custodian or similar official to take possession of any property, (v) the attachment of any material involuntary lien of any kind to our property or assets, or (vi) any representation made in any financial statement or in any other statement or document presented to you by or on our behalf is, in any material respect, false or misleading when made. Any amount so paid which has not been drawn within the validity of the Credit shall be repaid to us.

                                     -V.1-

     5. Neither you nor your correspondents shall be in any way responsible for performances by any beneficiary of its obligations to us, nor for the form, sufficiency, correctness, genuineness, authority of person signing, falsification or legal effect of any documents called for under the Credit if such documents on their face appear to be in order.

     6. Subject to the law and customs and practices of the trade existing in the area where the beneficiary is located, the Credit shall be subject to, and performance by you, your correspondent and the beneficiary thereunder shall be governed by the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500" or by subsequent revisions of the Uniform Customs and Practice fixed by subsequent Congresses of the International Chamber of Commerce.

     7. It is agreed that all directions and correspondence relating to the Credit are to be sent at our risk and that you do not assume any responsibility for any inaccuracy, interruption, error or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

     8. We agree to pay to you your allocated costs of staff counsel and all out-of-pocket costs and expenses, including reasonable attorneys' fees, paid or incurred by you in the enforcement of your rights and remedies hereunder.

     9. If the Application for Standby Letter of Credit is signed by one individual, the terms "we," "our," "us" shall be read throughout as "I," "my," "me" as the case may be. If signed by two or more parties, it shall be the joint and several agreement of such parties.

          The foregoing terms of this Agreement are hereby accepted by the authorized representatives of the undersigned.

Company ________________________         Branch Banking and Trust Company

Authorized                               Officer's
Signature ________________________       Signature and Title ___________________
                                                                        approved
Title ____________________________

Authorized
Signature ________________________

Title ____________________________


                                     -V.2-

                         APPLICATION AND AGREEMENT FOR
                     IRREVOCABLE STANDBY LETTER OF CREDIT



BRANCH BANKING AND TRUST COMPANY           IRREVOCABLE CREDIT NO. ______________

_________ the DISTRICT OF COLUMBIA         DATE ________________________________


Please establish an IRREVOCABLE STANDBY LETTER OF CREDIT and advise by ______ Registered Mail
______ Full details by SWIFT/Telex


In favor of ___________________________________________________________________
                  (Name of beneficiary)                          (Address)

            ___________________________________________________________________


For account of ________________________________________________________________
                   (Name of applicant)                           (Address)

               ________________________________________________________________


In an amount not to exceed ___________________________________________________


Available by draft(s) at ______________________________ drawn at your option
                                 (signify tenor)

on you or any of your correspondents.

Draft(s) must be accompanied by the following documents:












Letter of Credit to EXPIRE _____________________________________________________




This application is subject to the conditions on Page 1 hereof, which are an integral part of this application.


                                     -V.3-

                        BRANCH BANKING AND TRUST COMPANY


ADDRESS: ______________________________________________________________________

PHONE NUMBER: __________________             CONTACT NAME: ____________________


- --------------------------------------------------------------------------------
                                            LETTER OF CREDIT NO. ______________
IRREVOCABLE STANDBY LETTER OF CREDIT
                                            DATE ______________________________
- --------------------------------------------------------------------------------
              ADVISING BANK                                 APPLICANT





- --------------------------------------------------------------------------------
                BENEFICIARY                                  AMOUNT



                                           _____________________________________
                                                             EXPIRY DATE

                                              (For presentation at our counters)
- --------------------------------------------------------------------------------
GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR

AVAILABLE BY YOUR DRAFT(S)

DRAWN ON: "BRANCH BANKING & TRUST CO."

DRAFT(S) MUST BE MARKED "DRAWN UNDER BRANCH BANKING AND TRUST COMPANY CREDIT NO. _________________________ WHICH MUST BE ACCOMPANIED BY THIS LETTER AND THE FOLLOWING DOCUMENTATION:



- --------------------------------------------------------------------------------
SPECIAL INSTRUCTIONS



- --------------------------------------------------------------------------------
THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY
CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

WE HEREBY ENGAGE WITH BENEFICIARY THAT DRAFTS PRESENTED IN CONFORMITY WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION AT OUR COUNTERS AND THAT DRAFTS ACCEPTED WITHIN THE TERMS OF THIS CREDIT WILL BE DULY HONORED AT MATURITY.

VERY TRULY YOURS,

BRANCH BANKING AND TRUST COMPANY          ______________________________________
                                                    AUTHORIZED SIGNATURE
- --------------------------------------------------------------------------------


                                     -V.4-

               BENEFICIARY'S DRAWS UNDER THIS LETTER OF CREDIT:

       DATE                  AMOUNT                SIGNATURE OF BANK OFFICER
       ----                  ------                -------------------------
                                                         APPROVING DRAW
                                                         --------------

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

_________________     _________________     ____________________________________

                                     -V.5-